UNITED STATES
                       Securities and Exchange Commission
                             Washington, DC. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X
Post-Effective Amendment No. 13                                                X
and
THE INVESTMENT COMPANY ACT OF 1940                                             X
Amendment No. 13                                                               X


Bullfinch Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
2 Lantern Lane,  Honeoye Falls, NY  14472
(Address of Principal Executive Offices)

716-624-1758
(Registrant's Telephone Number)

Christopher Carosa  2 Lantern Lane  Honeoye Falls, NY 14472
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration.



-------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)
   [x] immediately upon filing pursuant to paragraph (b)
   [ ] on (date) pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)
   [ ] on (date) pursuant to paragraph (a) of rule 485



Calculation of Registration Fees

(i) Aggregate sale price of securities sold during the fiscal year in reliance on rule 24f-2 (from Item 10):

      $289,026

(ii) Aggregate price of shares issued in connection with dividend reinvestment plans (from Item 11, if applicable):

      +   0

(iii) Aggregate price of shares redeemed or repurchased during the fiscal year (if applicable)

      -   38,032

(iv) Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to rule 24e-2 (if applicable):

      +   0

(v) Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2[ line (i), plus line (ii), less line (iii), plus line (iv)] (if applicable)

     250,994

(vi) Multiplier prescribed by Section 6(b) of the Securities Act of 1933 or other applicable law or regulation (see Instruction C.6):

     x  0.00025

(vii)  Fee due [line (i) or line (v) multiplied by line (vii)]:

     $63

                           Cross Reference Sheet


          INFORMATION REQUIRED                     LOCATIONS IN PROSECTUS

Part A: IN A PROSPECTUS
Item 1. Cover Page and Back                        Cover Page and Back Page
Item 2. Risk/Return Summary:                       THE FUND AND ITS INVESTMENT
        Investments, Risks and Performance          OBJECTIVE
Item 3. Risk/Return Summary: Fees Table            FUND EXPENSES
Item 4. Investment Objectives, Principal           ADDITIONAL INFORMATION ABOUT
        Investment Strategies, and Related Risks    INVESTMENT STRATEGIES
Item 5. Management Discussion of the Fund's        SEE PART B
        Performance
Item 6. Management, Organization, and              MANAGEMENT
        Capital Structure
Item 7. Shareholder Information                    PRICING OF SHARES
Item 8. Distribution Arrangements                  NOT APPLICABLE
Item 9. Financial Highlights Information           FINANCIAL HIGHLIGHTS


Part B:  STATEMENT OF ADDITIONAL INFORMATION
Item 10. Cover Page and Table of Contents
Item 11. Fund History
Item 12. Description of the Fund and its Investments and Its Risks
Item 13. Management of the Fund
Item 14. Control Persons and Principal Holders of Securities
Item 15. Investment Advisory and Other Services
Item 16. Brokerage Allocation and Other Practices
Item 17. Capital Stock & Other Securities
Item 18. Purchase, Redemption & Pricing of Shares
Item 19. Taxation of the Fund
Item 20. Underwriters                              Not Applicable
Item 21. Calculation of Performance Data
Item 22. Financial Statements

Part C:  OTHER INFORMATION
Item 23. Exhibits
Item 24. Persons Controlled by/or Under Common Control with the Fund
Item 25. Indemnification
Item 26. Business & Other Connections of the Investment Adviser
Item 27. Principal Underwriters
Item 28. Location of Accounts & Records
Item 29. Management Services                       Not Applicable
Item 30. Undertakings                              Not Applicable

                           BULLFINCH FUND, INC.
                  2 LANTERN LANE, HONOEYE FALLS,  NY 14472
               1-888-BULLFINCH (1-888-285-5346) 716-624-1758

PROSPECTUS                                                  August 28, 2001

The Bullfinch Family of Mutual Funds
The Bullfinch Fund, Inc. (the "Fund") is an open-end non-diversified manage-ment investment company that offers separate series - the Unrestricted Series and the Western New York Series - (individually and collectively known as the "Series"), each a separate investment portfolio having its own investment objective and policies.


Unrestricted Series
The Unrestricted Series seeks conservative long-term growth in capital through a mix of investments consisting primarily of exchange listed and over-the-counter common stocks.


Western New York Series
The Western New York Series seeks capital appreciation through a mix of investments consisting primarily of exchange-listed and over-the-counter common stocks of companies with an important economic presence in the Greater Western New York Region.


It is important to note that the Fund's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Fund.


             These securities have not been approved or disapproved
             by the Securities and Exchange Commission, nor has the
               Commission passed upon the accuracy or adequacy of
              this prospectus.  Any representation to the contrary
                              is a criminal offense.

THE FUND AND ITS INVESTMENT OBJECTIVE

UNRESTRICTED SERIES -
The Unrestricted Series seeks conservative long-term growth in capital through a mix of investments consisting primarily of exchange listed and over-the-counter common stocks.

WESTERN NEW YORK SERIES
The Western New York Series seeks capital appreciation through a mix of investments consisting primarily of exchange-listed and over-the-counter common stocks of companies with an important economic presence in the Greater Western New York Region.


THE FUND'S INVESTMENT STRATEGY

Each Series uses a Value approach in its securities selection process. The Adviser emphasizes fundamental corporate considerations related to the prospects of the issuer and its industry. Depending on its view of their relative attractiveness in light of market and economic conditions, the Adviser will vary the proportions invested among common stocks and U.S. government securities maturing within five years. Assets in the Unrestricted Series may be invested in money market funds for temporary investment.

Each Series is willing to invest in the securities of companies with small, medium and large capitalization. The Adviser classifies and compares potential investments using the following criteria:

     - Balance Sheet (emphasizing low debt and sufficient working capital)
     - Income Statement Data (emphasizing at least modest earnings growth)
     - The Company's Current Dividend Policy (emphasizing growth)
     - Stock Price (looking for historically low valuations)

The Adviser believes each Series will make the most money by investing in companies with strong financials whose stocks sell at historically low prices. The Adviser uses the above criteria in order to, over long periods of time, increase potential returns and reduce the risk of price declines of the investments of each Series. The Adviser may purchase a particular company's stock with up to 25% of each Series' assets. Each Series' willingness to place a large percentage of its assets in a single stock does distinguish it from most other funds.

Each Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in any Series' objective.

SPECIAL NOTE FOR INVESTORS IN THE WESTERN NEW YORK SERIES: Under normal conditions, the Adviser invests at least 80% of the Fund's total assets in securities of companies with an important economic presence in the Greater Western New York Region of New York. In addition to the equity selection criteria described above, the Adviser may also consider industry diversification, liquidity, and market capitalization. To be eligible for inclusion in the Western New York Series' portfolio, a stock currently must meet the following criteria:

     - The stock must be issued either by a company that employs at least fifty persons in the Greater Western New York Region; or
     - The stock must be issued by a Company that has a capital investment (including annual payroll) in the Greater Western New York Region of greater than $1,000,000; or,
     - The stock must be of a Company that maintains its corporate headquarters in the Greater Western New York Region.

The Greater Western New York Region includes the following New York State
Counties:
  - Allegany    - Chautauqua    - Cattaraugus      - Erie        - Genesee
  - Livingston  - Monroe        - Niagara          - Ontario     - Orleans
  - Steuben     - Wayne         - Wyoming          - Yates

RISKS OF THE FUND

Each Series' return, as stock prices generally, may fluctuate within a wide range, so that an investor could lose money. Because each Series is "non-diversified," it invests a higher percentage of assets in fewer holdings than the average stock fund does, each Series is subject to the risk of a price decline or loss due to a change in value of one, or a few of its stockholdings. An additional risk will be from each Series' investments in small and medium capitalization (cap) stocks. Generally, these stocks have higher risks of business failure, lesser liquidity and greater volatility in market price. Due to these factors small and medium cap stocks have greater possibility of price decline or loss as compared to large cap stocks. Since the Fund may hold small, medium and large cap stocks it is riskier than a fund which holds only large cap stocks.

SPECIAL NOTE FOR INVESTORS IN THE WESTERN NEW YORK SERIES: Changes and developments in the economic environment of Western New York State may have a disproportionate effect on the Western New York Series' portfolio.

WHO SHOULD INVEST? Investors who are seeking potential long-term appreciation and are willing to own stocks, in a portfolio, selected and managed by the Fund's investment adviser. Long-term, as determined by management and the investment adviser, is at least five years.

WHO SHOULD NOT INVEST? Investors not willing to accept the risks of owning stocks in a managed portfolio. The Series are not for investors seeking to trade the stock market for short-term fluctuations.



BAR CHART AND PERFORMANCE TABLE
The bar chart and table shown below provide an indication of the risks of investing in the Unrestricted Series of the Western New York Series by showing changes in each Series' performance from year to year over a 3-year period and by showing how each Series' average annual returns for one and three years compare to those of a broad-based securities market index. How each Series has performed in the past is not necessarily an indication of how each Series will perform in the future.

 10%

  9%
      8.25%
  8%   XX
       XX
  7%   XX
       XX
  6%   XX
       XX
  5%   XX
       XX
  4%   XX         3.46%
       XX   3.06%  XX
  3%   XX    XX    XX
       XX    XX    XX
  2%   XX    XX    XX
       XX    XX    XX
  1%   XX    XX    XX                0.44%
       XX    XX    XX                 XX
  0%-----------------------------------------------
                                XX          XX
 -1%                            XX          XX
                                XX          XX
 -2%                            XX          XX
                                XX          XX
 -3%                            XX        -2.65%
                                XX
 -4%                            XX
                                XX
 -5%                            XX
                                XX
 -6%                            XX
                                XX
 -7%                            XX
                                XX
 -8%                            XX
                                XX
 -9%                            XX
                                XX
-10%                            XX
                                XX
                             -10.33%

      1998  1999  2000         1998  1999  2000
      Unrestricted Series      Western New York Series

For the second quarter of the year 2001 (ending June 30, 2001), the year-to-date return of the Unrestricted Series was 18.35% and for the Western New York Series was 14.74%. For the Unrestricted Series since inception, the highest return for a quarter was 22.50% while the worst return for a quarter was -14.74%. These returns occurred in quarters ending December 31, 1998 and September 30, 1998, respectively. For the Western New York Series since inception the highest return for a quarter was 12.26% while the worst return for a quarter was -15.98%. These returns occurred in quarters ending June 30, 1999 and September 30, 1998, respectively.

               Average Annual Total Returns for Year Ending December 31, 2000
                                                  Since Inception
                              One Year      (July 24, 1997) (December 30, 1997)
Unrestricted Series             3.46%             3.28%
Western New York Series        -2.65%                            -4.34%
Value Line Geometric Index*    -8.72%            -3.06%          -4.52%

*The Value Line Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value states "The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed.
The VLG also has appeal to institutional investors as a proxy for the so-called 'mid-cap' market because it includes large cap, mid cap and small cap stocks alike."


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                             Unrestricted     Western New York
                                                Series             Series
 Maximum Sales Charge (Load) imposed
        on Purchases                             None               None
 Maximum Deferred Sales Charge (Load)            None               None
 Maximum Sales Charge (Load) imposed
        on Reinvested Dividends                  None               None
 Redemption Fee (as a percentage of
        amount redeemed, if applicable)          None               None
 Exchange Fee                                    None               None
 IRA Trustee Fees**                              None               None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
                                             Unrestricted     Western New York
                                                Series             Series

 Management Fees (before fee waiver)*            1.25%              1.25%
 Distribution [and/or Service](12b-1) Fees       None               None
 Other Expenses*                                 0.75%              1.53%

 Total Annual Fund Operating Expenses
        (before fee waiver)*                     2.00%              2.78%

* Each Series has an expense reimbursement in effect which caps the actual expense ratio for each Series at 2.00% and this expense reimbursement will continue. To cap the ratio of each Series at 2.00%, the Manager, per its contract, reimbursed the the Western New York Series a total of $2,123.

** Each IRA with account value of $10,000 or more will not be charged IRA Trustee Fees. IRA's with less than $10,000 may be charged $45 annually for IRA Trustee Fees on the discretion of the Fund's Management or Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in each Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assures you that your investment has a 5% return each year and that Each Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Unrestricted Series
        1 year          3 years         5 years         10 years
        $  200          $  631          $1,105          $2,516

Western New York Series
        1 year***       3 years***      5 years***      10 years***
        $  278          $  876          $1,536          $3,497

*** Because the Adviser is contractually obligated to reimburse each Series so to cap the expense ratio at 2%, the actual total cost of the Western New York Series for 1 year would be $200; for 3 years the cost would be $631; for 5 years the cost would be $1,105; and for 10 years the cost would be $2,516

Management's Discussion of Fund Performance

Dear Fellow Shareholders:

We are very pleased to present the June 2001 Annual Report of the Bullfinch Fund, Inc. This report contains the statements for both the Unrestricted Series and the Western New York Series.

It is with a great deal of pride that we congratulate you for being a share-holder. Why? Unlike the broader markets and many other mutual funds, since our last annual report, both Series experienced positive investment performance. Indeed, as you can see from our fiscal year 2001 investment performance, both the Unrestricted Series (+16.25%) and the Western New York Series (+3.36) easily outperformed our benchmark index, the Value Line Geometric Index (-1.96%).

As usual, we've been very careful before investing the cash of either Series. This cautiousness paid off as the markets declined precipitously over the past year. By "keeping our powder dry," we have been able to pick up several brand-name technology stocks at bargain prices. Indeed, this reflects the movement of these stocks from the "growth/momentum" category to the "value" category we favor. We feel these stocks will help our portfolios grow in the future.

At the same time, many of the boring value stocks we purchased over the past several years have returned to favor. The new popularity of these stocks has seen their prices skyrocket, in some cases beyond our sell price (and, yes, that means we sold them.) It has been these stocks that have powered our port-folios.

We are happy to report we continue to see very good asset growth in both Series. The net assets of the Unrestricted Series grew nearly 50% since last year's Annual Report. Over the same time, the Western New York Series has grown nearly 20%. We look forward to continued growth in assets in both Series. Shareholders benefit from asset growth as it allows the expense ratio of the fund to continue to decline.

We shareholders have continued to benefit from the market turmoil. Value stocks in particular seem to do well in times of uncertainty like we continue to ex-perience.

We wish to thank our shareholders for expressing their confidence in us and wish them continued good fortune in the coming year.

Best Regards,
Bullfinch Fund, Inc.

Christopher Carosa
President

                    Performance Summary of the Unrestricted Series

The graph below represents the changes in value for a $10,000.00 investment in the Unrestricted Series from its inception, July 24,1997, to years ending June 30th for 1998, 1999, 2000 and 2001. These changes are then compared to a $10,000.00 investment in the Value Line Geometric Index, which is an index comprising of between 1,600 and 1,700 stocks, for the same period.

                     Inception  Year Ended  Year Ended  Year Ended  Year Ended
                      7/24/97    6/30/98     6/30/99     6/30/00     6/30/01
Unrestricted Series $10,000.00 $10,034.55  $10,388.99  $11,375.26  $13,224.24
Value Line Index    $10,000.00 $10,886.56  $10,636.95  $ 9,314.41  $ 9,131.93
   ---------------------------------------------------------------------------
                               Unrestricted Series

        13,400 -     .          .          .          .         .
               -
        13,200 -     .          .          .          .        (*)
               -
        13,000 -     .          .          .          .         .
               -
        12,800 -     .          .          .          .         .
               -
        12,400 -     .          .          .          .         .
               -
        12,200 -     .          .          .          .         .
               -
        12,000 -     .          .          .          .         .
               -
        11,800 -     .          .          .          .         .
               -
        11,600 -     .          .          .          .         .
               -
        11,400 -     .          .          .         (*)        .
               -
        11,200 -     .          .          .          .         .
               -
        11,000 -     .          .          .          .         .
               -               [*]
        10,800 -     .          .          .          .         .
               -                          [*]
    V   10,600 -     .          .          .          .         .
               -
    a   10,400 -     .          .         (*)         .         .
               -
    l   10,200 -     .          .          .          .         .
               -               (*)
    u   10,000 -   (*)[*]       .          .          .         .
               -
    e    9,800 -     .          .          .          .         .
               -
         9,600 -     .          .          .          .         .
               -                                     [*]
         9,400 -     .          .          .          .         .
               -
         9,200 -     .          .          .          .         .
               -                                               [*]
         9,000 -     .          .          .          .         .
               -
         8,800 -     .          .          .          .         .
               ----------------------------------------------------------------
                   7/24/97    6/30/98    6/30/99    6/30/00   6/30/01
         Key:      (*)Unrestricted Series      [*]Value Line Index
   ----------------------------------------------------------------------------
                     342 days     1 year     1 year     1 year        Average
                      6/30/98     6/30/99    6/30/00    6/30/01    Annual Rate
                     --------    --------   --------    -------      ----------
Unrestricted Series    0.35%       3.53%      9.49%     16.25%          7.36%
Value Line Index       8.87%      -2.29%    -12.43%     -1.96%         -2.28%



                Performance Summary of the Western New York Series

The graph below represents the changes in value for a $10,000.00 investment in the Unrestricted Series from its inception, December 30,1997, to years ending June 30th for 1998, 1999, 2000 and 2001. These changes are then compared to a $10,000.00 investment in the Value Line Geometric Index, which is an index comprising of between 1,600 and 1,700 stocks, for the same period.

                  Inception  Year Ended  Year Ended  Year Ended  Year Ended
                   12/30/97    6/30/98     6/30/99     6/30/00
Western New York Series
                  $10,000.00 $10,367.69  $ 9,177.14  $ 9,732.73  $10,040.29
Value Line Index  $10,000.00 $10,542.74  $10,301.01  $ 9,020.24  $ 8,843.53
   ---------------------------------------------------------------------------

                               Western New York Series.
        13,400 -     .          .          .          .         .
               -
        13,200 -     .          .          .          .         .
               -
        13,000 -     .          .          .          .         .
               -
        12,800 -     .          .          .          .         .
               -
        12,400 -     .          .          .          .         .
               -
        12,200 -     .          .          .          .         .
               -
        12,000 -     .          .          .          .         .
               -
        11,800 -     .          .          .          .         .
               -
        11,600 -     .          .          .          .         .
               -
        11,400 -     .          .          .          .         .
               -
        11,200 -     .          .          .          .         .
               -
        11,000 -     .          .          .          .         .
               -
        10,800 -     .          .          .          .         .
               -
    V   10,600 -     .          .          .          .         .
               -               [*]
    a   10,400 -     .          .          .          .         .
               -               (*)        [*]
    l   10,200 -     .          .          .          .         .
               -
    u   10,000 -   (*)[*]       .          .          .        (*)
               -
    e    9,800 -     .          .          .          .         .
               -                                     (*)
         9,600 -     .          .          .          .         .
               -
         9,400 -     .          .          .          .         .
               -
         9,200 -     .          .          .          .         .
               -                          (*)
         9,000 -     .          .          .         [*]        .
               -
         8,800 -     .          .          .          .        [*]
               ----------------------------------------------------------------
                   7/24/97    6/30/98    6/30/99    6/30/00   6/30/01
         Key:      (*)Western New York Series      [*]Value Line Index
   ----------------------------------------------------------------------------
                     183 days     1 year     1 year     1 year     Average
                      6/30/98     6/30/99    6/30/00    6/30/01   Annual Rate
                     --------    --------   --------   --------   ----------
Western New York Series
                      3.68%     -11.48%      6.05%      3.16%       0.11%
Value Line Index      5.43%      -2.29%    -12.43%     -1.96%      -3.45%



ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES
AND RISK CONSIDERATIONS

There is no guarantee that the adviser's valuations are accurate. Even when a stock is purchased below its perceived fair value, there may be unforeseen changes in the business which may lead to a decline in value for the stock.

Portfolio Turnover Policy: Neither Series purchases securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate for each individual Series will not exceed 50%, wherein turnover is computed by dividing the lesser of each individual Series' total purchases or sales of securities within the period by the average monthly portfolio value of each individual Series during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substant-ially exceed 50%; this would only result from special circumstances and not from the normal operations of either Series.

Non-diversification Policy: Each Series is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the securities of a limited number of issuers. Each Series, therefore, may be more susceptible than a diversified fund to any single economic, political, or regulatory occurrence. The policy of each Series, in the intention of achieving their objective, is, therefore, one of selective investments rather than diversification. Each Series seeks only the required diversification necessary to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code (see the Tax Status Section of this prospectus).

UNRESTRICTED SERIES

Objective & Policies: The investment objective of the Unrestricted Series is to seek conservative long term growth in capital. The Unrestricted Series in-vests primarily in exchange listed and over-the-counter common stocks. As such, the Unrestricted Series has no current intention to invest in illiquid securities. To the extent feasible, the Fund will endeavor to emphasize fundamental corporate considerations related to the prospects of the issuer and its industry. Depending on its view of their relative attractiveness in light of market and economic conditions, the Fund may, from time to time, take temporary defensive positions by varying the proportions invested among common stocks (see Equity Selection Criteria below) and U.S. government securities maturing within five years. Assets in the Unrestricted Series may be invested in money market funds for temporary investment. When the Fund is in a temporary defensive position, it may not achieve its investment objective.

Risk Factors: Risks associated with the Unrestricted Series' performance will be those due to broad market declines and the decline in the price of partic-ular companies held in the Unrestricted Series' portfolio. Because the Unre-stricted Series' investments fluctuate in value, the Unrestricted Series' shares will fluctuate in value. The Adviser seeks to reduce the risk of nega-tive returns while seeking to obtain long term capital growth when it believes valuations and market conditions are favorable. It must be realized, as is true of almost all securities, there can be no assurance that the Unrestricted Series will attain its objective.

The Unrestricted Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in the Unrestricted Series' objective.

Equity Selection Criteria: Criteria used by the Adviser to classify equities includes balance sheet and income statement data, historical pricing valuations and the stock's current dividend policy.

WESTERN NEW YORK SERIES

Objective & Policies: The investment objective of the Western New York Series is to seek capital appreciation through investment in the common stock of companies with an important economic presence in the Greater Western New York Region of New York State. Under normal conditions, the Fund invests at least 80% of the Fund's total assets in securities of companies with an important economic presence in the Greater Western New York Region of New York (see Equity Selection Criteria below). The Western New York Series invests primarily in exchange listed and over-the-counter common stocks. As such, the Western New York Series has no current intention to invest in illiquid securities. To the Extent feasible, the Fund will endeavor to emphasize fundamental corporate considerations related to the prospects of the issuer and its industry. Depending on its view of their relative attractiveness in light of market and economic conditions, the Fund may, from time to time, take temporary defensive positions by varying the proportions invested among common stocks (see Equity Selection Criteria below) and U.S. government securities maturing within five years. Assets in the Unrestricted Series may be invested in money market funds for temporary investment. When the Fund is in a temporary defensive position, it may not achieve its investment objective.

Risk Factors: Risks associated with the Western New York Series' performance will be those due to broad market declines and the decline in the price of particular companies held in the Western New York Series' portfolio. Changes and developments in the economic environment of Western New York State may have a disproportionate effect on the Western New York Series' portfolio. Because the Western New York Series' investments fluctuate in value, the Western New York Series' shares will fluctuate in value. The Adviser seeks to reduce the risk of negative returns while seeking to obtain capital apprecia-tion when it believes valuations and market conditions are favorable. It must be realized, as is true of almost all securities, there can be no assur-ance that the Western New York Series will attain its objective.

The Western New York Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in the Western New York Series' objective.

Equity Selection Criteria: Criteria used by the Adviser to classify equities includes balance sheet and income statement data, historical pricing valuations and the stock's current dividend policy. The Adviser may also consider industry diversification, liquidity, and market capitalization. To be eligible for inclu-sion in the Western New York Series' portfolio, a stock currently must meet the following criteria: the stock must be issued either by a company that employs at least fifty persons in the Greater Western New York Region, or issued by a Comp-any which has a capital investment (including annual payroll) in the Greater Western New York Region of greater than $1,000,000, or by a Company that main-tains its corporate headquarters in the Greater Western New York Region. The Greater Western New York Region includes the following New York State Counties:
Erie, Niagara, Chautauqua, Cattaraugus, Orleans, Genesee, Wyoming, Allegany, Monroe, Livingston, Steuben, Wayne, Ontario, Yates.


ADDITIONAL INVESTMENT RESTRICTIONS
By-laws of the Fund provide the following fundamental investment restrictions; The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies (other than money market funds for temporary investment) except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
(e) Invest 25% or more of its total assets at the time of purchase in any one industry (other than U.S. Government Securities).
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
(g) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(h) Acquire more than 10% of the securities of any class of another issuer, (other than securities issued or guaranteed by the United States Govern-ment, its agencies or its instrumentalities) treating all preferred secur-ities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Adviser owning individual-ly more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
(m) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(n) Issue senior securities.


INVESTMENT ADVISER

The overall business and affairs of the Fund is managed by the Fund's Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its Investment Adviser and Custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to Carosa, Stanton & DePaolo Asset Management, LLC (the "Adviser"), 8 East Street Suite 200, Honeoye Falls, New York 14472. Christopher Carosa, President of the Fund and President of the Fund's Investment Adviser, will be primarily responsible for the day-to-day management of the Series' portfolios.

The Board meets regularly four times a year to review Fund progress and status. The Board may convene a special meeting under certain circumstances.

Carosa, Stanton & DePaolo Asset Management, LLC is a New York Limited Liability Company that acts as an Investment Adviser to the Fund. Carosa, Stanton & DePaolo Asset Management, LLC, began accepting private portfolio management clients in February of 1997 and currently manages fourteen portfolios and has nearly five million dollars under management as of August 2000. Christopher Carosa and Gordon R. Stanton established the firm in late 1996 as the principal members & officers and are, respectively, are the President and Vice-President of the Fund. In July 1998, Bradford L. McAdam joined the firm and is a Vice-President of the Fund.

Mr. Carosa has direct responsibility for day to day management of the Series' portfolios. He has a B.S. (Intensive) in Physics and Astronomy from Yale Uni-versity and an MBA in Finance and Marketing from the University of Rochester's William E. Simon Graduate School of Business. He began his career in 1982 with Manning & Napier Advisors, Inc. When he left Manning & Napier in the summer of 1996 to begin writing finance books, he was a Managing Director and member of the Funds Group as well as Executive Vice President and Senior Trust Officer for Exeter Trust Company, an affiliate of Manning & Napier. At the time of his departure, Mr. Carosa was responsible for custody and trust operations for more than 700 accounts with assets approaching $1 billion and he was a member of the Trust and Investment Committee. Mr. Carosa is the author of "Due Diligence: The Individual Trustee's Guide to Selecting and Monitoring a Professional Investment Adviser. He is a well-respected speaker and has written numerous articles Discussing Post-Modern Portfolio Theory.

Mr. Stanton has a B.A. in Architecture from Yale University and an MBA in Finance, Economics and Management for the Stern School of Business. Mr. Stanton, a sales rep at Brown Harris Stevens Residential, has extensive experience working for non-profit organizations. Mr. Carosa & Mr. Stanton had been the members of the management committee of a private investment partner-ship formed in July of 1987. In order to permit other investors to participate in the investment objective of this partnership, in early 1997 the partners voted to convert that partnership into a public no-load mutual fund and formalize Mr. Carosa's and Mr. Stanton's duties by selecting their firm to be investment adviser.

Mr. McAdam holds an MBA in Public Accounting and Management Systemns as well as a B.A. in Economics from Cornell University. He is also a Certified Public Accountant and a Chartered Financial Analyst. Mr. McAdams most recent exper-ience has been as Director of Research for Steven Charles, a registered invest-ment adviser. Before that, he served as a Senior Securities Analyst for Manning & Napier Advisors, Inc.

The Board of Directors include former partners of the private investment part-nership. The Partnership and the Unrestricted Series have a substantially similar or the same investment objective. On September 24, 1997 the Board of Directors of Fund reviewed an Investment Management Agreement with Carosa, Stanton & DePaolo Asset Management, LLC, which was unanimously approved by the Board of Directors. This Agreement will continue on a year to year basis, as amended, provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Series, but, in either event, it must also be approved by a majority of the directors of the Fund who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval. Under the Agreement, Carosa, Stanton & DePaolo Asset Manage-ment, LLC will furnish investment advice to the Fund on the basis of a continuous review of the portfolio and recommend when and to what extent securities should be purchased or disposed. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series on at least 60 days' written notice to Carosa, Stanton & DePaolo Asset Management, LLC. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment objective and policies are made by the Fund's directors. For these services the Fund has agreed to pay to the Adviser a fee of 1.25% per year on the first million dollars of net assets of each Ser-ies and 1.0% per year on the remaining portion of net assets of each Series.
All fees are computed on the average daily closing net asset value of each Ser-ies and are payable monthly in arrears. The Adviser will forgo sufficient fees to hold the total expenses of each Series to less than 2.0% of the first $10 million in assets and 1.5% of the next $20 million.

For the fiscal year ending June 30, 2000, the Unrestricted Series paid the Adviser a fee of $12,129 and the Adviser reimbursed the Series $233 for a total aggregate fee of $11,966 or 1.22% of the average net assets of the Series. For the fiscal year ending June 30, 2000, the Western New York Series paid the Adviser a fee of $2,983 and the Adviser reimbursed the Series $5,332 for a total aggregate fee of ($2,349) or (0.98)% of the average net assets of the Series.

Pursuant to its contract with the Fund, the Investment Adviser is required to render research, statistical, and Advisory services to the Fund; to make specif-ic recommendations based on each Series' investment requirements; and to pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser. The Fund is responsible for the operat-ing expenses of each Series, including:
       - interest and taxes;
       - brokerage commissions;
       - insurance premiums
       - compensation and expenses of its Directors other than those affiliated with the Adviser;
       - legal and audit expenses;
       - fees and expenses of each Series' Custodian, and Accounting Services Agent, if obtained for any Series from an entity other than the Adviser;
       - expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions;
       - fees and expenses incidental to the registration under federal or state securities laws of the Fund and each Series or its shares;
       - expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of any Series;
       - all other expenses incidental to holding meetings of the shareholders;
       - dues or assessments of or contributions to the Investment Company Institute or any successor; and
       - such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its Officers and Directors.

The Investment Management Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of each Series by placing purchase and sale orders for each Series, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of each Series to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of each Series on a continuing basis. The Adviser is also authorized to consider whether a broker provides brokerage and/or research services to each Series and/or other accounts of the Adviser. Information or services may include economic studies, industry studies, stat-istical analyses, corporate reports, or other forms of assistance to each Series or its Adviser. No effort will be made to determine the value of these services or the amount they may reduce expenses of the Adviser or each Series. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid on a monthly basis initially and after the first year of operation at least semiannually.

The Adviser may use its own resources to engage in activities that promote the sale of the Series, including payments to third-parties who provide share-holder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

LEGAL PROCEEDINGS
As of the date of this prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

CAPITALIZATION
Description of Common Stock: The authorized capitalization of the Fund consists of 10,000,000 shares of common stock of $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conver-sion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.
Voting Rights: Each holder of common stock has one vote for each share held and fractional shares will have an equivalent fractional vote. Voting rights are non-cumulative.

PRICING OF SHARES
The net asset value of the Series' shares is determined as of the close of busi-ness of the New York Stock Exchange (the "Exchange") on each business day of which that Exchange is open. The Exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price is determined by dividing the val-ue of its securities, plus any cash and other assets less all liabilities, ex-cluding capital surplus, by the number of shares outstanding.

Securities traded on national securities exchanges or the NASDAQ National Market System are valued at the closing prices of the securities on these exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices.

Short term paper (debt obligations that mature in less than 60 days) is valued at amortized cost which approximates market value. Other assets are valued at fair value as determined in good faith by the Board of Directors.

PURCHASE OF SHARES AND REINVESTMENTS
The offering price of the shares offered by the Fund for any Series is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "PRICING OF SHARES" in this Prospectus. The Series reserves the right at its sole dis-cretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Payment may be made by wire. A purchase order will be effective as of the day the check is received by the Fund if the Fund receives the check before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If payment is made by wire, the purchase order will be effective the day payment is received by the Series' custodian. The purchase price of shares of any Series is the net asset value determined on the day the purchase order is effective.

Initial Investments: Initial purchase of shares of the Series may be made on-ly by application submitted to the Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $2,500 ($500 for IRAs).

Subsequent Purchases: Subsequent purchases may be made by check or readily available funds and may be made in writing (including an electronic trans-mission) or by telephone. Shareholders wishing to make subsequent purchases by telephone must first elect the privilege by writing to the Fund. The minimum subsequent purchase is $250 ($50 for IRAs), but less may be accepted only in the case of corporate retirement plans that regularly contribute to their account via salary deferrals.

Exchanges Between Series: To purchase shares by exchanging from another Series, please call the Bullfinch Fund shareholder services at 1-888-BULLFINCH (1-888-285-5346) for instructions. Your exchange will be based on the closing net asset value per share next determined after your purchase order is effective. There is no charge for exchanges between Series. Generally, an exchange between Series is a taxable event. The Fund reserves the right to temporarily or permanently terminate the exchange privilege for any shareholder who makes an excessive number of exchanges between Series. Anything greater than 3 exchanges within six months will be considered excessive. You will receive advance written notice that the Fund intends to limit your use of the exchange privilege. The Fund also reserves the right to terminate or modify the exchange privilege at any time upon 30 days advance written notice or to refuse any exchange request.

Re-Investments: The Fund will automatically retain and reinvest dividends and capital gains distributions in fractional shares and use same for the pur-chase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividend and/ or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Fractional shares may be purchased. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.

INDIVIDUAL RETIREMENT ACCOUNTS
You may purchase shares for an individual retirement accounts ("IRA") including Roth IRA's, SEP's, and Simple IRA's. IRA investments are available for the following:
      - Regular contributions
      - Rollover of certain employer sponsored pension and profit-sharing plan distributions.
      - Transfers from other IRA's

All assets are automatically invested in Fund shares, including all dividends and distributions paid on Fund shares within an IRA. There is an annual fee of $45.00 charged by the IRA Trustee, Delaware Charter Guarantee and Trust Co.
The Fund will pay the annual fee for accounts with a value of at least $10,000. Accounts below $5,000 in market value may be charged the $45.00 fee. This will be decided on an annual basis by the Fund's President or Directors. When the Fund pays the annual fees it will be a Fund operating expense. If the fees are charged to the IRA owners then the owner will have the option of paying the fee directly or have the fee charged to their IRA.

PENSION, PROFIT SHARING AND 401-K PLANS
Purchases of Fund shares through a business' retirement plans are available to the owners, officers and employees who participate in the retirement plans. The accounts will be registered under the name and tax identification of the pension, profit sharing and/or 401K plans.

REDEMPTION OF SHARES
The Fund will redeem all or any part of the shares of any shareholder who sends a letter requesting redemption to the Fund at its address as it appears on this Prospectus (if certificates have not been issued) or certifi-cates with respect to shares for which certificates have been issued. In either case, unless the shareholder is known to management, the Fund will require proper endorsements guaranteed either an Eligible Guarantor Institution as defined by the Securities Exchange Act of 1934. Eligible Guarantor Institution means:

       - Banks                                 - Broker/Dealers
       - Credit unions                         - National securities exchanges
       - Registered securities associations    - Clearing agencies
       - Savings associations

It shall be the standard procedure for the Fund to automatically accept any signature guarantee unless:

- the Fund has material evidence to suggest the guaranteeing institution is not an Eligible Guarantor Institution; or,
      - because the person acting on behalf of the guarantor institution is not authorized by that institution to act on its behalf, but only if the Fund maintains a list of people authorized to act on behalf of that guarantor institution.

Please note that you cannot get a signature guarantee from a notary public.
The Fund will waive the signature guarantee requirement should the shareholder personally deliver the letter requesting redemption to the Fund at its address as it appears on this Prospectus and provides two valid forms of identification including a valid driver's license or a major credit card. The redemption price is the net asset value per share next determined after the order is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will ordinarily be made within three business days after tender of a valid redemption request. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days if:
      - The New York Stock Exchange is closed for other than customary weekend or holiday closings,
      - Trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission
      - The Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable.
      - Other extraordinary events which may restrict the Fund from selling its securities or distributing its liquid assets.
The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.

TAX STATUS
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and rea-lized capital gains, and by satisfying certain other requirements, will be relieved of federal income tax on the amounts distributed to shareholders.

Distribution of any net long-term capital gains realized by the Series will be taxable to the shareholder as long term capital gains, regardless of the length of time Series shares have been held by the investor. All income realized by the Series, including short term capital gains, will be taxable to the share-holder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such divi-dends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Portfolio Turnover Policy: Neither Series purchases securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate for each individual Series will not exceed 50%, wherein turnover is computed by dividing the lesser of each individual Series' total purchases or sales of securities within the period by the average monthly portfolio value of each individual Series during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substant-ially exceed 50%; this would only result from special circumstances and not from the normal operations of either Series.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Series' financial performance for the past 4 years (including that portion of the year ending June 30, 1998 when each Series was in operation). Certain information results for a single Series share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in each Series (assuming reinvestment of all dividends & distributions). This information has been audited by Bonn, Shortsleeve & Gray, LLP, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which is available upon request.
                                               Unrestricted Series
                   For the years ending:   6/30/01  6/30/00  6/30/99 6/30/98*

Net asset value, beginning of period*      $ 11.32    11.35    10.99   11.00
Income from investment operations
   Net investment income (loss)            $ (0.03)    0.03    (0.01)   0.00
   Net gains or (losses) on securities
   both realized and unrealized            $  1.87     1.07     0.40    0.04
                                         ------------------------------------
Total from investment operations           $ 13.16    12.45    11.38   11.04
Less distributions
   Dividends (from net investment income)  $  0.00    (0.03)   (0.00)  (0.05)
   Distributions (from capital gains)      $  0.00    (1.10)   (0.03)  (0.00)
                                         ------------------------------------
Net asset value, end of period             $ 13.16    11.32    11.35   10.99
                                         ====================================
Total return                                 16.25%    9.49%    3.53%   0.39%**

Net assets, end of period                 $1,515,723 1,087,653  914,048  750,819

Ratio of expenses to average net assets***     2.00%   2.00%   2.00%   2.00%
Ratio of net income to average assets         (0.30)%  0.30%  (0.20)%  0.00%**
Portfolio turnover rate                       25.6%   47.3%   40.7%    0.0%
Average commission per share                $ 0.03     0.04     0.04   0.57

* The Inception Date for the Unrestricted Series was July 24,1997.
** Annualized From Inception for the Series.
*** After Adviser reimbursement. Had the Adviser not reimbursed the Series, the gross expense ratio would have been 2.02% in 2000, 2.30% in 1999 and 2.60% in 1998.

                                           Western New York Series
                   For the years ending:  6/30/01   6/30/00  6/30/99  6/30/98*

Net asset value, beginning of period*     $  9.81    9.25   10.45   10.12
Income from investment operations
   Net investment income (loss)           $  0.00    0.00   (0.05)   0.02
   Net gains or (losses) on securities
   both realized and unrealized           $  0.31    0.56   (1.15)   0.32
                                          ----------------------------------
Total from investment operations          $ 10.12    9.81    9.25   10.46
Less distributions
   Dividends (from net investment income) $  0.00    0.00   (0.00)  (0.01)
   Distributions (from capital gains)     $  0.00    0.00   (0.00)  (0.00)
                                          ----------------------------------
Net asset value, end of period            $ 10.12    9.81    9.25   10.45
                                          ==================================
Total return                                 3.16%   6.05% (11.48)%  6.74%**

Net assets, end of period                 $298,891  254,598  242,204  176,230


Ratio of expenses to average net assets***   2.00%   2.00%   2.00%   2.00%
Ratio of net income to average assets       (0.00)% (0.00)% (0.40)%  0.04%**
Portfolio turnover rate                       8.7%  23.5%   13.9%    0.0%
Average commission per share                $ 0.04   0.09   0.09    0.20

* The Inception Date for the Western New York Series was December 30, 1997. ** Annualized From Inception for the Series.
*** After Adviser reimbursement. Had the Adviser not reimbursed the Series, the gross expense ratio would have been 2.78% in 2001, 4.26% in 2000, 5.40% in 1999 and 4.40% in 1998.

The Example above should not be considered a representation of past or future Expenses. Actual expenses may be greater or lesser than those shown.

BULLFINCH FUND SHARE PURCHASE APPLICATION

A) Please fill out one of the following four types of accounts:

1) Individual Accounts  ****

   ______________________  __  ____________________      ______________________
           First Name      MI       Last Name            Social Security Number

2) Joint Accounts     ****

   ______________________  __  ____________________      ______________________
          First Name       MI        Last Name           Social Security Number

   ______________________  __  _____________________    _______________________
          First Name       MI        Last Name           Social Security Number

3) Custodial Accounts ****

   ______________________  __  ____________________
   Custodian's First Name  MI   Custodian's Last Name

   ______________________  __  ____________________      ______________________
     Minor's First Name    MI    Minor's Last Name                Minor's
                                                         Social Security Number
4) All Other Accounts  ****

       ___________________________________________   __________________________
                      Name of account.                Tax Identification Number

       ___________________________________________
          (Use this second line if you need it)


B) Biographical and other information about the new account:

Full Address:
             Number & Street __________________________________________________

             City__________________________  St____  Zip_______________________


Citizen of____________________  Home Phone_____________  Bus Phone_____________


Dividend Direction (check one): Reinvest all distributions____  Pay in Cash____


Signature of Owner, Trustee or Custodian:    __________________________________

Signature of Joint Owner (if joint account): __________________________________

     Please make check payable to:     BULLFINCH FUND, INC.
                                       2 Lantern Lane, Honeoye Falls, NY  14472
Amount of Investment Attached:
      Unrestricted Series $______________ (Minimum initial purchase $2,500) Western New York Series $______________ (Minimum initial purchase $2,500)
       All applications are accepted in New York and under New York laws.

FORM W-9
(December 2000)
Department of Treasury
Internal Revenue Service


                            Request for Taxpayer
                   Identification Number and Certification


Name as shown on account (if joint account, give name corresponding to TIN)

_________________________________________________

Business name, if different from above

_________________________________________________

Check appropriate box:

        ___ Individual/Sole proprietor     ___ Corporation   ___ Partnership

        ___ Other (specify:_________________________________________________)


Address (number, street and apt. or suite no.)

_________________________________________________


City, State & ZIP Code

_________________________________________________


Requester's name and address (optional):


_________________________________________________


_________________________________________________


_________________________________________________


List account number(s) here (optional):


_________________________________________________


_________________________________________________

Part 1.-  Taxpayer Identification Number         Part 2. - For U.S. Payees
                                                 Exempt from Backup Withholding

Social Security Number ______________________    Write "Exempt" below and sign
                                                 and date the form
or
                                                 ______________________________
Employer ID Number     ______________________


Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).

Certification instructions: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding be-cause you have failed to report all interest and dividends on your tax return.


Signature of U.S. Person __________________________________ Date ______________



ANNUAL AND SPECIAL MEETINGS
The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

REPORTS TO SHAREHOLDERS
The Fund sends all shareholders an Annual Report (which has been audited by the independent auditor) and a Semi-Annual Report (unaudited). The Fund will also send account statements to each shareholder at least quarterly.

TRANSFER AGENT
The Fund acts as its own transfer agent.

CUSTODIAN
Charles Schwab & Co., Inc.
The Schwab Building
101 Montgomery Building,
San Francisco, CA 94104

IRA TRUSTEE
Delaware Charter Guarantee & Trust Co.
P.O. Box 8963
Wilmington, DE 19899

INDEPENDENT AUDITORS
Bonn, Shortsleeve & Gray, LLP
Certified Public Accountants
300 Linden Oaks Office Park
Rochester, NY 14625

PROSPECTUS
BULLFINCH  FUND, INC.
2 Lantern Lane
Honeoye Falls, NY 14472

1-888-BULLFINCH
(1-888-285-5346)

August  28, 2001

Unrestricted Series
Western New York Series

      TABLE OF CONTENTS                                       PAGE
The Fund and its investment objective                           2
The Fund's investment strategy                                  2
Risks of the Fund                                               2
Who should invest?                                              3
Who should not invest?                                          3
Yearly returns                                                  3
Fees and Fund expenses                                          3
Additional information about investment strategies
 and risk considerations                                        3
Non-diversification policy                                      4
Additional investment restrictions                              5
Management                                                      6
Investment adviser                                              6
Officers and directors of the Fund                              7
Legal proceedings                                               7
Capitalization                                                  8
Voting rights                                                   8
Pricing of shares                                               8
Purchase of shares and reinvestment                             8
Initial investment                                              8
Subsequent purchase                                             8
Reinvestment                                                    8
Fractional shares                                               9
Individual Retirement Accounts IRA's                            9
Pension, Profit-Sharing, 401-k plans                            9
Redemption of shares                                            9
Tax status                                                     10
Portfolio turnover policy                                      10
Financial highlights                                           10
Annual and special meetings                                    11
Reports to shareholders                                        11
Transfer Agent                                                 11
Custodian                                                      11
IRA trustee                                                    11
Independent auditors                                           11
Application                                                    11
Form W-9                                                       12

PROSPECTUS
BULLFINCH  FUND, INC.
2 Lantern Lane
Honeoye Falls, NY 14472

1-888-BULLFINCH
(1-888-285-5346)

August  28, 2001

Why You Should Read This Prospectus and How to Obtain Additional Information? This Prospectus should be held for future reference. It is provided in order to help you decide if the Fund is the proper investment for you. The risks, objectives and strategies of each Series of the Bullfinch Fund are explained within this prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI and the Fund's annual and semi-annual reports are available, without charge, upon request, or to make shareholder inquiries, by calling the following number or writing the following address:

Bullfinch Fund, Inc.
2 Lantern Lane
Honeoye Falls, New York  14472
1-888-BULLFINCH
(1-888-285-5346)

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-6009. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-6009.


INVESTMENT ADVISER
CAROSA, STANTON & DEPAOLO ASSET MANAGEMENT, LLC
8 East Street, Suite 200
Honeoye Falls, NY 14472
716-234-2080


SEC File Number For the Bullfinch Fund is 811-08191.

                               BULLFINCH  FUND, INC.

                                 2 Lantern Lane
                            Honeoye Falls, NY   14472
                                  716-624-1758




                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                              August 28, 2001


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated August 28, 2001. To obtain the Prospectus, please write the Fund or call the either of the telephone number that are shown above and on the prior page.

TABLE OF CONTENTS
TABLE OF CONTENTS
Fund History.........................................................2
 How It All Began....................................................2
 How We Got Our Name.................................................2
 The Story of the Western New York Series............................2
Description of the Fund and Its Investments and Risks................2
 Objective...........................................................2
 Security Selection Criteria.........................................2
More on Risks of Specific Strategies of the Fund.....................2
 (a)U.S. Government and Agency Bonds.................................2
 (b)Special Situations...............................................3
 (c)Foreign Securities...............................................3
General Risks of the Fund............................................3
 Portfolio Turnover Policy...........................................4
 Non-diversification Policy..........................................4
Additional Fund Policies.............................................4
Management of the Fund...............................................5
 Compensation of Directors and Officers..............................5
Principal Holders of Shares..........................................6
 Major Shareholders..................................................6
 Management Ownership................................................6
Investment Adviser...................................................6
 Advisory Fees.......................................................7
Brokerage............................................................7
Capitalization.......................................................8
 Voting Rights.......................................................8
Purchase of Shares and Reinvestment..................................8
 Initial Investment..................................................8
 Subsequent Purchases................................................9
 Reinvestment........................................................9
 Fractional Shares...................................................9
Pricing of Shares....................................................9
Tax Status...........................................................9
 IRA................................................................10
 SEP IRA............................................................10
 Roth IRA...........................................................10
Calculation of Performance Data.....................................10
Financial Statements................................................11

FUND HISTORY
The Bullfinch Fund (also referred to as the "Fund") was incorporated under the laws of the State of Maryland on January 29, 1997. The Fund offers separate series of units of beneficial interest ("shares"). This Pros-pectus relates to the Unrestricted Series and the Western New York Series. The Fund's business office is in Honeoye Falls, NY: mail may be addressed to 2 Lantern Lane, Honeoye Falls, NY 14472.

HOW IT ALL BEGAN
In the placid summer of 1987, during their annual 4th of July party, several Yale classmates agreed to begin an investment partnership. Over the course of ten years, the partners were pleased with their investment results, but unable to determine how to become comfortable allowing new partners in. After the two managing partners (Christopher Carosa and Gordon Stanton) established their investment advisory firm in 1996, the remaining partners agreed to dissolve the partnership and provide the seed money for what would become the Unrestricted Series of the Bullfinch Family of No-Load Mutual Funds. The seed money was collected in February 1997 and the Fund became effective on July 24, 1997.

HOW WE GOT OUR NAME
The most common question we get is "How did we get our name?" When we initially filed our application with the SEC, we used the working name "Bulldog Fund." While this allowed us to state our investment style as being "Bullish on Dog stocks," the name can be more accurately attributed to Yale's mascot. It was a good working name but too sophomoric for our tastes (although we did like its contrarian connotations.) Sticking with the key phrase "Bull," the directors hit the dictionary and eventually came upon the word "Bullfinch." The word is the name of a type of bird common in Europe but also in North America. It had the right air about it and we decided to use it. Months later, when searching the internet for references to the word, we discovered there Tokyo had an annual Bullfinch Festival. According to Japanese legend, the bullfinch was a mythological creature that turned bad things into good. A bit more convoluted than saying "We're bullish on dog stocks," but it retains the same idea.

THE STORY OF THE WESTERN NEW YORK SERIES
Mr. Carosa is a native of Buffalo, NY, a fact his classmates thought somehow could be used to make fun of him (usually by referring to the play of the city's professional football team). It also irked him that the national media continually refers to his hometown as part of the rust belt. (Ironically, when the New York Times wrote a story about the Western New York Series shortly after its inception, it couldn't help but mention rusting steel mill, dilapidated grain elevators and chicken wings. Oh yea, it ended the piece - which was in the Sunday Business Section - with the tongue-in-cheek "Go Bills." Mr. Carosa long felt the best way to silence these critics was to create a mutual fund that would shed a more positive light on the region. Originally, Fund management wished to get the Unrestricted Series up and running first and then provide seed capital for a new Western New York Series. As fate would have it, Anthony DePaolo, whom Mr. Carosa had met through his previous employer, had collected what would become the seed capital for the Western New York Series. The Western New York Series became effective on December 30, 1997.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
Objective: The Bullfinch Fund, Inc. (the "Fund") is an open-end non-diversified management investment company that offers separate series - the Unrestricted Series and the Western New York Series - (individually and collectively known as the "Series"), each a separate investment portfolio having its own investment objective and policies.

Unrestricted Series
The Unrestricted Series seeks conservative long-term growth in capital through a mix of investments consisting primarily of exchange listed and over-the-counter common stocks as well as U.S. government securities maturing within five years.

Western New York Series
The Western New York Series seeks capital appreciation through a mix of investments consisting primarily of exchange-listed and over-the-counter common stocks of companies with an important economic presence in the Greater Western New York Region as well as U.S. government securities maturing within five years.

Equity Selection Criteria: Criteria used by the Adviser to classify equities includes balance sheet and income statement data, historical pricing valuations and the stock's current dividend policy. The Adviser may also consider industry diversification, liquidity, and market capitalization. To be eligible for inclu-sion in the Western New York Series' portfolio, a stock currently must meet the following criteria: the stock must be issued either by a company that employs at least fifty persons in the Greater Western New York Region, or issued by a Comp-any which has a capital investment (including annual payroll) in the Greater Western New York Region of greater than $1,000,000, or by a Company that main-tains its corporate headquarters in the Greater Western New York Region. The Greater Western New York Region includes the following New York State Counties:
Erie, Niagara, Chautauqua, Cattaraugus, Orleans, Genesee, Wyoming, Allegany, Monroe, Livingston, Steuben, Wayne, Ontario, Yates.

MORE ON RISKS OF SPECIFIC STRATEGIES OF THE FUND:
Objective & Policies: From time to time any Series may hold warrants, preferred stock or convertible debt it may have received as a result of a corporate action related to one of its then current holdings. No Series has any intention of exceeding 5% in any of these types of securities.

TRADING COSTS
Carosa, Stanton & DePaolo seeks brokers from which it feels it can achieve the best price and execution for each individual transaction for all its clients. Should more than one broker be capable of providing best price and execution, other factors may be considered in the selection of the broker. These factors can include commission, research and operational expediency. There may be an increased cost on OTC trades if the adviser chooses to execute such trades on any agency basis (i.e., not to trade through a market-maker in any particular security). These costs include the mark-ups by the market-maker on the OTC securities, which are in addition to the commissions paid to the agent broker-dealer. A market-maker may mark-up (down) a security for which it makes a market, which is a cost that will be incurred in addition to the agency commissions assessed by the executing broker.

GENERAL RISKS OF THE FUND:
Each Series' return, as stock prices generally, may fluctuate within a wide range, so that an investor could lose money over a period of time. Since each Series invests a higher percentage of assets in fewer holdings than the average stock fund does, each Series is subject to the risk of underperformance, due to weakness in one or a few of its stocks.

Risks associated with each Series' performance will be those due to broad market declines and business risks from difficulties which occur to particular companies while in each Series' portfolio. It must be realized, as is true of almost all securities, there can be no assurance that either Series will obtain its ongoing objective of capital appreciation.

Portfolio Turnover Policy: Neither Series purchases securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate for each individual Series will not exceed 50%, wherein turnover is computed by dividing the lesser of each individual Series' total purchases or sales of securities within the period by the average monthly portfolio value of each individual Series during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substant-ially exceed 50%; this would only result from special circumstances and not from the normal operations of either Series.

Non-diversification Policy: Each Series is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the securities of a limited number of issuers. Each Series, therefore, may be more susceptible than a diversified fund to any single economic, political, or regulatory occurrence. The policy of each Series, in the intention of achieving their objective, is, therefore, one of selective investments rather than diversification. Each Series seeks only the required diversification necessary to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code (see the Tax Status Section of this prospectus).

ADDITIONAL FUND POLICIES
By-laws of the Fund provide the following fundamental investment restrictions; The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies (other than money market funds for temporary investment) except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
(e) Invest 25% or more of its total assets at the time of purchase in any one industry (other than U.S. Government Securities).
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
(g) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(h) Acquire more than 10% of the securities of any class of another issuer, (other than securities issued or guaranteed by the United States Govern-ment, its agencies or its instrumentalities) treating all preferred secur-ities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Adviser owning individual-ly more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
(m) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(n) Issue senior securities.


MANAGEMENT OF THE FUND
Officers and Directors of the Fund: The following list shows the officers and directors with their ages, addresses, positions at the Fund, principal occupations during the past five years, and their compensation from the Fund:

OFFICERS AND DIRECTORS OF THE FUND
Officers and Directors of the Fund, together with their addresses, principal occupations during the past five years are:

                          Principal Occupation                  Compensation &
Name                Age   Past Five Years                       Director's Fees

Christopher Carosa*  41  (Director & Chairman of the Board)     $     0.00
   President                1997-2001     Bullfinch Fund
                                          2 Lantern Lane
                                          Honeoye Falls, NY  14472
   President                1996-2001     Carosa, Stanton & DePaolo
                                          Asset Management, LLC
                                          8 East Street, Suite 200
                                          Honeoye Falls, NY 14472

Gordon Stanton*      42  (Director)                             $     0.00
   Vice-President           1997-2001     Bullfinch Fund
                                          2 Lantern Lane
                                          Honeoye Falls, NY  14472
   Vice President           1996-2001     Carosa, Stanton & DePaolo
                                          Asset Management, LLC
                                          10 East Street, Suite 200
                                          Honeoye Falls, NY 14472
   Associated Broker        1997-2001     Brown Harris Stevens Residential
                                          655 Madison Ave., Third Floor
                                          New York, NY 10021

William E.J. Martin  41  (Director)                             $   400.00
    Senior Project Mgr      1999-2001     Mego Construction
                                          10843 NE 8th Street
                                          Bellevue, WA   98004
    Estimator/Proj. Mgr	    1996-1999     ECI General Contractors, Inc.
                                          1115 NW 51st Street
                                          Seattle, WA   98007

Thomas Midney        40  (Director)                             $   400.00
    Director of Operations  1999-2001     Electrocal, Inc.
                                          78 Edwin Road
                                          South Windsor, CT 06074
    Dir of Prod. Planning   1996-1999     Goss & Deleeuw
                                          100 Harding Street
                                          Kensington, CT 06037

Michael J. Morris    40  (Director)                             $   400.00
    Actuary                 1996-2001     UnitedHealthcare
                                          450 Columbus Boulevard
                                          Hartford, CT 06103

Michael W. Reynolds  41  (Director)                             $   400.00
    Vice President          1996-2001     Quinlan & Company, Inc.
                                          385 North French Road
                                          Amherst, NY 14228

Bradford L. McAdam   44  (Vice-President)                       $     0.00
    Vice President          1998-2001     Bullfinch Fund
                                          2 Lantern Lane
                                          Honeoye Falls, NY  14472
    Vice President          1998-2001     Carosa, Stanton & DePaolo
                                          Asset Management, LLC
                                          8 East Street, Suite 200
                                          Honeoye Falls, NY  14472
    Vice President          1996-1997     Steven Charles Capital, Inc.
                                          1500 First Federal Plaza
                                          Rochester, NY  14604

Betsy K. Carosa*     41  (Secretary)      Bullfinch Fund, Inc.  $     0.00
    Secretary               1997-2001     Bullfinch Fund
                                          2 Lantern Lane
                                          Honeoye Falls, NY  14472

COMPENSATION TABLE
                 Aggregate   Pension or   Estimated      Total
Name, Position   Compens     Retirement   Annual         Compensation
                 ation From  Benefits     Benefits Upon  From Registrant
                 Registrant  Accrued As   Retirement     And Fund Complex
                             Part of Fund                Paid to
                             Expenses                    Directors
Christopher        $   0       N/A           N/A         $   0
Carosa*, Director
Gordon R.          $   0       N/A           N/A         $   0
Stanton*, Director
William E.J.       $ 400       N/A           N/A         $ 400
Martin, Director
Thomas             $ 400       N/A           N/A         $ 400
Midney, Director
Michael J.         $ 400       N/A           N/A         $ 400
Morris, Director
Michael W.         $ 400       N/A           N/A         $ 400
Reynolds, Director

* Director of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940.

COMPENSATION OF DIRECTORS AND OFFICERS
Each unaffiliated director was paid $400 in 2001. Each director then choose to reinvest his compensation into one of the Series of the Bullfinch Fund. A total of $0 has been paid in 2001 to officers and directors of the Fund to compensate for travel expenses associated with their Fund duties. The Fund does not compensate its officers and directors that are affiliated with the Investment Adviser except as they may benefit through payment of the Advisory fee.

PRINCIPAL HOLDERS OF SECURITIES
Major Shareholders: As of August 28, 2001, shareholders on record who own 5% or more of the outstanding shares of the Fund are as follows:

Unrestricted Series
Name                    Address                            Percentage ownership
C. & B. Carosa**        Honeoye Falls, New York                           5.20%
G. Stanton              New York City, New York                           6.61%
Ceiling Pro of WNY      Hamburg, New York                                10.69%
L. Pusateri P/S         East Amherst, New York                            5.34%
I. Burke                Rochester, New York                              13.84%
J. Hartney              Clarence, New York                                6.30%
A. Ryan-Sammons         Rochester, New York                               9.11%

Western New York Series
Name                    Address                             Percentage ownership
J. Hartney              Clarence, New York                                60.18%
A. DePaolo              Clarence, New York                                 7.19%
L. Pusateri P/S         East Amherst, New York                            12.27%

Management Ownership: Officers and directors of the Fund and their ownership of the Fund, as of August 28, 2001, are as follows:

                         Unrestricted Series            Western New York Series
Name                     Shares       Percentage        Shares       Percentage

Christopher Carosa*      6,288.762**  5.20%               484.068**  1.63%
 (Chairman, Director)

Gordon Stanton*          8,007.289    6.61%                 0.000    0.00%
 (Director)

William E.J. Martin        632.318    0.52%                 0.000    0.00%
 (Director)

Thomas Midney            1,743.492    1.44%                 0.000    0.00%
 (Director)

Michael J. Morris        3,775.988    3.12%                 0.000    0.00%
 (Director)

Michael W. Reynolds          0.000    0.00%               265.675    0.99%
 (Director)

Bradford L. McAdam       6,007.555    4.96%                 0.000    0.00%
 (Vice-President)

Betsy K. Carosa**        6,288.762*** 5.20%               484.068*** 1.64%
 (Secretary)

* Director of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940.

** Betsy K. Carosa is the wife of Christopher Carosa

*** Christopher and Betsy K. Carosa own 4,725.647 shares jointly in the Unre-stricted Series, 484.068 jointly in the Western New York Series, and 1,563.115 in the Unrestricted Series in Betsy's IRA.

INVESTMENT ADVISER
Carosa, Stanton & DePaolo Asset Management, LLC
8 East Street, Suite 200
Honeoye Falls, NY  14472

Carosa, Stanton & DePaolo Asset Management, LLC is a New York Limited Liability Company that acts as an Investment Adviser to the Fund. Carosa, Stanton & DePaolo Asset Management, LLC, began accepting private portfolio management clients in February of 1997 and currently manages ten portfolios and has more than five million dollars under management as of August 2001. Christopher Carosa and Gordon R. Stanton established the firm in late 1996 as the principal members & officers and are, respectively, are the President and Vice-President of the Fund. In July 1998, Bradford L. McAdam joined the firm and is a Vice-President of the Fund.

On September 24, 1997 the Board of
Directors of Fund reviewed an Investment Management Agreement with Carosa, Stanton & DePaolo Asset Management, LLC, which was unanimously approved by the Board of Directors. This Agreement will continue on a year to year basis, as amended, provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Series, but, in either event, it must also be approved by a majority of the directors of the Fund who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval. Under the Agreement, Carosa, Stanton & DePaolo Asset Manage-ment, LLC will furnish investment advice to the Fund on the basis of a continuous review of the portfolio and recommend when and to what extent securities should be purchased or disposed. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series on at least 60 days' written notice to Carosa, Stanton & DePaolo Asset Management, LLC. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment objective and policies are made by the Fund's directors. For these services the Fund has agreed to pay to the Adviser a fee of 1.25% per year on the first million dollars of net assets of each Ser-ies and 1.0% per year on the remaining portion of net assets of each Series.
All fees are computed on the average daily closing net asset value of each Ser-ies and are payable monthly in arrears. The Adviser will forgo sufficient fees to hold the total expenses of each Series to less than 2.0% of the first $10 million in assets and 1.5% of the next $20 million.

Pursuant to its contract with the Fund, the Investment Adviser is required to render research, statistical, and Advisory services to the Fund; to make specif-ic recommendations based on each Series' investment requirements; and to pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser. The Fund is responsible for the operat-ing expenses of each Series, including:
       - interest and taxes;
       - brokerage commissions;
       - insurance premiums
       - compensation and expenses of its Directors other than those affiliated with the Adviser;
       - legal and audit expenses;
       - fees and expenses of each Series' Custodian, and Accounting Services Agent, if obtained for any Series from an entity other than the Adviser;
       - expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions;
       - fees and expenses incidental to the registration under federal or state securities laws of the Fund and each Series or its shares;
       - expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of any Series;
       - all other expenses incidental to holding meetings of the shareholders;
       - dues or assessments of or contributions to the Investment Company Institute or any successor; and
       - such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its Officers and Directors.

Advisory Fees: The advisory fees to the current adviser, for the last three years, are as follows:

     UNRESTRICTED SERIES                WESTERN NEW YORK SERIES
     ADVISORY    AMOUNT           NET   ADVISORY    AMOUNT           NET
YEAR      FEE    WAIVED  ADVISORY FEE        FEE    WAIVED  ADVISORY FEE
1998  $ 6,599   $ 3,303       $ 3,296    $ 1,214   $ 3,016      ($ 1,802)
1999  $ 8,102   $ 1,479       $ 6,623    $ 2,042   $ 5,924      ($ 3,882)
2000  $12,199   $   233       $11,966    $ 2,983   $ 5,332      ($ 2,349)
2001  $15,099   $     0       $15,099    $ 3,364   $ 2,123       $ 1,241

BROKERAGE
The Investment Management Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of each Series by placing purchase and sale orders for each Series, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of each Series to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of each Series on a continuing basis. The Adviser is also authorized to consider whether a broker provides brokerage and/or research services to each Series and/or other accounts of the Adviser. Information or services may include economic studies, industry studies, stat-istical analyses, corporate reports, or other forms of assistance to each Series or its Adviser. No effort will be made to determine the value of these services or the amount they may reduce expenses of the Adviser or each Series. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid on a monthly basis initially and after the first year of operation at least semiannually.

CAPITALIZATION
Description of Common Stock: The authorized capitalization of the Fund consists of 10,000,000 shares of common stock of $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conver-sion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of common stock has one vote for each share held and fractional shares will have an equivalent fractional vote. Voting rights are non-cumulative.

PURCHASE OF SHARES AND REINVESTMENTS
The offering price of the shares offered by the Fund for any Series is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "PRICING OF SHARES" in this Prospectus. The Series reserves the right at its sole dis-cretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Payment may be made by wire. A purchase order will be effective as of the day the check is received by the Fund if the Fund receives the check before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If payment is made by wire, the purchase order will be effective the day payment is received by the Series' custodian. The purchase price of shares of any Series is the net asset value determined on the day the purchase order is effective.

Initial Investments: Initial purchase of shares of the Series may be made on-ly by application submitted to the Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $2,500 ($500 for IRAs).

Subsequent Purchases: Subsequent purchases may be made by check or readily available funds and may be made in writing (including an electronic trans-mission) or by telephone. Shareholders wishing to make subsequent purchases by telephone must first elect the privilege by writing to the Fund. The minimum subsequent purchase is $250 ($50 for IRAs), but less may be accepted only in the case of corporate retirement plans that regularly contribute to their account via salary deferrals.

Exchanges Between Series: To purchase shares by exchanging from another Series, please call the Bullfinch Fund shareholder services at 1-888-BULLFINCH (1-888-285-5346) for instructions. Your exchange will be based on the closing net asset value per share next determined after your purchase order is effective. There is no charge for exchanges between Series. Generally, an exchange between Series is a taxable event. The Fund reserves the right to temporarily or permanently terminate the exchange privilege for any shareholder who makes an excessive number of exchanges between Series. Anything greater than 3 exchanges within six months will be considered excessive. You will receive advance written notice that the Fund intends to limit your use of the exchange privilege. The Fund also reserves the right to terminate or modify the exchange privilege at any time upon 30 days advance written notice or to refuse any exchange request.

Re-Investments: The Fund will automatically retain and reinvest dividends and capital gains distributions in fractional shares and use same for the pur-chase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividend and/ or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Fractional shares may be purchased. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.

PRICING OF SHARES
The net asset value of the Series' shares is determined as of the close of busi-ness of the New York Stock Exchange (the "Exchange") on each business day of which that Exchange is open. The Exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price is determined by dividing the val-ue of its securities, plus any cash and other assets less all liabilities, ex-cluding capital surplus, by the number of shares outstanding.

Securities traded on national securities exchanges or the NASDAQ National Market System are valued at the closing prices of the securities on these exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices.

Short term paper (debt obligations that mature in less than 60 days) is valued at amortized cost which approximates market value. Other assets are valued at fair value as determined in good faith by the Board of Directors.

TAX STATUS
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Series, by paying out substantially all of its investment income and realized capital gains, and by satisfying certain other requirements has been and intends to continue to be relieved of federal income tax on the amounts di-stributed to shareholders.

Distribution of any net long term capital gains realized by the Series will be taxable to the shareholder as long term capital gains, regardless of the length of time Series shares have been held by the investor. All income realized by the Series, including short term capital gains, will be taxable to the share-holder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such divi-dends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Federal Tax Treatment of Dividends and Distributions
The following is only a summary of certain additional tax considerations generally affecting the Series and its shareholders that are not described in the Series' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Series or its shareholders, and the discussion here and in the Series' Prospectus is not intended as a substitute for careful tax planning.

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company
As a regulated investment company ("RIC") under Subchapter M of the Code, the Series is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement each Series must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income") and derive less than 30% of its gross income from the sale or other disposition of stocks, securities and certain other investments held for less than three months including foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Series' principal business of investing in stock or securities or options and futures with respect to stocks or securities (the so-called "Short-Short Gain Rule"). Moreover, at the close of each quarter of its taxable year, at least 50% of the value of the Series' assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of other issuers (as to which the Series has not invested more than 5% of the value of its total assets in any one issuer and as to which the Series does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than Government securities and securities of other RICs), or in two or more issuers which the Series controls and which are engaged in the same, similar or related trades or businesses (the "Asset Diversification Test").

Individual Retirement Account: Persons who earn compensation and are not active participants (and who do not have a spouse who is an active participant) in an employer maintained retirement plan may establish Individual Retirement Accounts
(IRA) using Fund shares. Annual contributions, limited to the lesser of $2,000 or 100% of compensation, are tax deductible from gross income. This IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes within certain specified limits. All individuals may make nondeductible IRA contributions to separate accounts to the extent that they are not eligible for a deductible contribution.

Earnings within the IRA are reinvested and are tax-deferred until withdrawals begin. The maximum annual contribution may be increased to $4,000 if you have a spouse who earns no compensation during the taxable year. A separate and independent Spousal IRA must be maintained. You may begin to make non-penalty withdrawals as early as age 59 1/2 or as late as age 70 1/2. In the event of death or disability, withdrawals may be made before age 59 1/2 without penalty.

Simplified Employee Pension: Employers may use the Fund to establish Simplified Employee Pension (SEP) IRA's for each qualifying employee. Deductible contributions may be made by the employer through a SEP IRA, which meets the requirements of section 408(k) of the code. An employer may contribute up to the lesser of 15% of your calendar year compensation or $22,500.

Roth IRA: Individuals may use the Fund for contributions to a Roth IRA. Contributions to a Roth IRA are not deductible and are limited to the same amounts allowable for regular IRA's. In addition there are income limitations that must be met in order to contribute to a Roth IRA. However, all withdrawals from a Roth IRA are not included in income if it is a "qualified distribution". Qualified distributions are to be made no sooner than the fifth tax year after the year the Roth IRA contribution is made, and the individual must be age 59.5, or for the events of death, disability or first home purchase (maximum $10,000).

U.S. Treasury Regulations require a Disclosure Statement. This Statement describes the general provisions of the IRA and is forwarded to all prospective IRA's. The Fund will pay the setup fees charged by the trustee. There is an annual fee of $45.00 charged by the IRA Trustee, Delaware Charter Guarantee and Trust Co. The Fund will pay the annual fee for accounts with a value of at least $10,000. Accounts below $10,000 in market value may be charged the $45.00 fee. This will be decided on an annual basis by the Fund's President or Directors. When the Fund pays the annual fees it will be a Fund operating expense of the Fund. If the fees are charged to the IRA owners then the owner will have the option of paying the fee directly or have the fee charged to their IRA. All IRA's may be revoked within seven days of their establishment with no penalty.

CALCULATION OF PERFORMANCE DATA
The Fund's average annual total returns are calculated using the following
formula:                             n
                                P(1+T) =ERV
                WHERE:
                P    = a hypothetical initial payment of $1,000
                T    = average annual total return
                n    = number of years
                ERV  = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).





                               UNRESTRICTED SERIES
                      (A Series Within Bullfinch Fund, Inc.)

                            FINANCIAL STATEMENTS AS OF
                                  JUNE 30, 2001
                                  TOGETHER WITH
                           INDEPENDENT AUDITORS' REPORT

                          BONN, SHORTSLEEVE & GRAY, LLP
                           Certified Public Accountants
                            300 Linden Oaks Office Park
                               Rochester, NY 14625
                                  716-381-9660
                                Fax 716-248-0603

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Bullfinch Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Unrestricted Series (a series within Bullfinch Fund, Inc.), including the schedule of investments in securities, as of June 30, 2001, and the related statements of operations, changes in net assets and the financial highlights and related ratios/supplemental data for the year ended June 30, 2001. These financial statements and financial highlights and related ratios/supplemental data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements and the financial highlights and related ratios/supplemental data based on our audits. The financial statements of Bullfinch Fund, inc. as of June 30, 2000 and June 30, 1999, were audited by other auditors whose report dated August 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of the Unrestricted Series (a series within Bullfinch Fund, Inc.) as of June 30, 2001, and the results of its operations, the change in its net assets and the financial highlights and related ratios/supplemental data for the year ended June 30, 2001 in conformity with generally accepted accounting principles.

BONN, SHORTSLEEVE & GRAY, LLP
Rochester, New York
August 9, 2001

                               UNRESTRICTED SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001


ASSETS

Investments in securities, at fair value,
 identified cost $1,153,324                                      $  1,411,669

Cash                                                                  107,333

Accrued interest and dividends                               	  1,609

Prepaid expenses                                             	  3,413

Organization expenses, net of accumulated
 amortization of $3,002                                       	    337

Due from Western New York Series                                            9
                                                              ---------------

Total assets                                                     $  1,524,370
                                                                    =========

LIABILITIES
Accounts payable                                                 $      8,647
                                                              ---------------

NET ASSETS
Net assets (equivalent to $13.16
 based on 115,143.033 shares of stock outstanding)                  1,515,723
                                                              ---------------

COMPOSITION OF NET ASSETS
   Shares of common stock                                           1,284,424

   Accumulated net investment loss                                    (27,046)

   Net unrealized appreciation
   of investments                                                     258,345
                                                              ---------------

Net assets at June 30, 2001                                       $ 1,515,723
                                                                    =========

        The accompanying notes are an integral part of these statements.

                            UNRESTRICTED SERIES
                  (A SERIES WITHIN BULLFINCH FUND, INC.)
                  SCHEDULE OF INVESTMENTS IN SECURITIES
                                JUNE 30, 2001

                                                       Historical
Common Stocks - 100%                          Shares   Cost     Value

  Utilities - 9.4%
      Empire District Electric Co.            1,250  $ 21,665 $ 25,863
      Hawaiian Electric                       1,250    41,040   47,750
      Northwestern Corp.                      2,600    59,748   58,240
                                                      -------  -------
                                                      122,453  131,853
  Computer software - 8.5%
      Microsoft Corp.                         1,000    55,519   73,000
      Network Associates, Inc.                  700    15,650    8,715
      Synopsis, Inc.                            800    33,580   38,712
                                                      -------  -------
                                                      104,749  120,427

  Leisure and Recreational - 7.5%
      Hasbro, Inc.                            1,400    16,142   20,230
      Mattel, Inc.                            4,550    52,852   86,086
                                                      -------  -------
                                                       68,994  106,316

  Banking and Finance - 7.2%
      Fiserv, Inc.                            1,000    21,566   63,980
      National City Corp.                     1,200    28,461   36,936
                                                      -------  -------
                                                       50,027  100,916
  Pharmaceuticals - 6.9%
      Covance,Inc.                            4,300    46,242   97,395

  Tobacco Products - 6.7%
      Phillip Morris                          1,850    40,459   93,888

  Computers - Hardware - 6.3%
      Compaq Computer Corp.                   3,200    63,102   49,568
      Dell Computer Corp.                     1,750    50,700   45,762
                                                      -------  -------
                                                      113,802   95,330
Retail - General - 6.2%
      Dollar General Corporation              1,952    26,304   38,064
      Family Dollar Stores, Inc.              1,950    31,662   49,979
                                                      -------  -------
                                                       57,966   88,043
Semiconductors - 5.5%
      Intel, Inc.                             1,850    70,706   54,112
      Motorola, Inc.                          1,800    28,404   29,808
                                                      -------  -------
                                                       99,110   83,920

   Electrical Equipment - 5.2%
      Baldor Electric Company                 1,850    36,962   39,534
      Corning, Inc.                           2,400    47,085   40,104
                                                      -------  -------
                                                       84,047   79,638
Office Equipment - 5.0%
      Diebold, Inc.                           1,650    41,068   53,048
      Xerox Corporation                       1,900    51,149   18,183
                                                      -------  -------
                                                       92,217   71,231

Instruments - 4.7%
      Checkpoint Systems, Inc.                3,700    32,717   65,860



   Medical Products and Supplies - 4.2%
      Dentsply Intl, Inc.                     1,350    30,400   59,872



   Retail - Specialty - 4.1%
      Lowes Companies, Inc.                     800    33,330   58,040

   Computers - Networking - 3.2%
      Cisco Systems                           2,700    77,637   49,140

   Telecommunications Services - 3.1%
      AT&T Corporation                        1,000    33,030   22,000
      Worldcom, MCI Group                       100         0    1,610
      Worldcom, Group                         1,400    21,888   19,880
                                                      -------  -------
                                                       54,918   43,490

   Commercial Services - 2.8%
      Paychex, Inc.                           1,000    27,637   40,000

   Shoes and Leather - 1.1%
      Wolverine World Wide                      900     8,477   16,083

   Foods and Beverages - 0.6%
      Pepsico Incorporated                      200     6,975    8,840


   Entertainment - 0.1%
      Walt Disney Holding Co.                    48     1,166    1,387
                                                       ------   ------

TOTAL COMMON STOCKS                               $ 1,153,324 $ 1,411,669
                                                    =========   =========

        The accompanying notes are an integral part of these statements.


                           UNRESTRICTED SERIES
                  (A SERIES WITHIN BULLFINCH FUND, INC.)
                        STATEMENTS OF OPERATIONS
           FOR THE YEARS ENDED JUNE 30, 2001, 2000 AND 1999

                                      2001           2000           1999

INVESTMENT INCOME:
   Dividends                       $ 21,239       $ 22,196      $  10,720
   Interest                               -              -          2,990
                                   --------      ---------      ---------
                                   $ 21,239       $ 22,196      $  13,710

EXPENSES:
   Management Fees                   15,099         12,199          8,102
   Reimbursement of Management Fees       -           (258)        (1,479)
   Legal and Professional             6,063          4,000          3,750
   Directors' Fee                       800            600            600
   Amortization                         581            581            581
   Fidelity Bond                        491            491            520
   Taxes                                150            350            502
   Registration Fees                  1,029            960          1,246
   Bank Service Charges               1,000            535            917
   Dues and Subscriptions                83             88            144
                                   --------      ---------      ---------
                                     25,295         19,546         14,883
                                   --------      ---------      ---------
Investment income(loss) - net        (4,056)         2,650         (1,173)
                                   --------      ---------      ---------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS:
 Realized gain (loss) from
    securities transactions            (463)        95,873        (21,740)
Unrealized appreciation (depreciation)
    during the period               216,095        (10,427)        48,330
                                   --------      ---------      ---------
Net gain (loss) on investments      215,632         85,446         26,590
                                   --------      ---------      ---------

INCREASE  IN NET ASSETS
   RESULTING FROM OPERATIONS      $ 211,576       $ 88,096       $ 25,417
                                  =========       ========       ========



                          UNRESTRICTED SERIES
               (A SERIES WITHIN BULLFINCH FUND, INC.)
                  STATEMENTS OF CHANGES IN NET ASSETS
             FOR THE YEARS ENDED JUNE 30, 2001, 2000 AND 1999

                                      2001           2000           1999

INCREASE IN NET ASSETS FROM OPERATIONS:
   Investment income (loss) - net    $ (4,056)    $  2,650      $  (1,173)
   Net realized gains (loss) from
     securities transactions             (463)      95,873        (21,740)
   Net change in unrealized appreciation
     of investments                   216,095      (10,427)        48,330
                                     --------     ---------      ---------
Increase in net assets
     from operations                  211,576       88,096         25,417


CAPITAL SHARE TRANSACTIONS:
  Sales (22,285.066;11,736.574; and
  33,858.650)                         254,526      140,586        363,607
  Redemptions (3,214.621; 4,763.031; and
  21,814.254 shares)                  (38,032)     (55,077)      (225,795)
                                     --------     ---------      ---------
Total capital share transactions      216,494       85,509        137,812
                                     --------     ---------      ---------
Increase in net assets                428,070      173,605        163,229


NET ASSETS:
   Beginning of period              1,087,653      914,048        750,819
                                    ---------     ---------      ---------
   End of period                  $ 1,515,723  $ 1,087,653      $ 914,048
                                    =========    ==========      =========

        The accompanying notes are an integral part of these statements.


                             UNRESTRICTED SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                       NOTES TO FINANCIAL STATEMENTS
                                JUNE 30, 2001


(1)   The Organization

      The Unrestricted Series (the "Series") is a series of the Bullfinch Fund, Inc. (the "Fund"), which was organized as a corporation in Maryland on January 29, 1997, and commenced operations on February 1, 1997. The Fund had no operations prior to February 1, 1997 other than matters relating to its organization and registration as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its registration of securities under the Securities Act of 933. On February 1, 1997, the Series sold 11,247.184 shares of common stock ("initial shares") to its initial, joint tenant investors.

      The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

(2)   Summary of Significant Accounting Policies

      Cash -

      Cash consists of amounts deposited in money market accounts and is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

      Security Valuation -

      The Series records its investments at fair value.

      Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost which approximates market value.

      Federal Income Taxes -

      For federal income tax purposes, the Series expects to continue to qualify as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gains) to its shareholders and complying with other requirements for regulated investment companies. Therefore, no provision for income taxes is required.



      Organization Expenses -

      Organization expenses are being amortized over a 60-month period.

      The Series' initial shareholders have agreed that if any of the initial shares are redeemed during the first 60 months of the Series' operations by any holder thereof, the proceeds of the redemption will be reduced by the pro rata share of the unamortized organization expenses as of the date of the redemption. The pro rata share by which the redemption proceeds shall be reduced shall be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of the redemption.

      Distributions to Shareholders -

      The Series has distributed its net investment income and net realized capital gains to its shareholders on June 28, 2000, December 29, 1998, and June 30,1998 in the form of stock dividends equal to 8,561.674, 172.798,and 297.096 shares of stock.

      Other -

      The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      Estimates -

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


(3)   Investments

      For the year ended June 30, 2001, the Series purchased $456,897 of common stock. During the same period, the Series sold $322,569 of common stock.

      For the year ended June 30, 2000, the Series purchased $745,095 of common stock. During the same period, the Series sold $462,049 of common stock.

      For the year ended June 30, 1999, the Series purchased $317,227 of common stock. During the same period, the Series sold $100,392 of U.S. Government obligations and $195,720 of common stock.

      At June 30, 2001, the gross unrealized appreciation for all securities totaled $383,335 and the gross unrealized depreciation for all securities totaled $124,990, or a net unrealized appreciation of $258,345. The aggregate cost of securities for federal income tax purposes at June 30, 2000 was $1,153,324.

      At June 30, 2000, the gross unrealized appreciation for all securities totaled $149,794 and the gross unrealized depreciation for all securities totaled $107,544, or a net unrealized appreciation of $42,250. The aggregate cost of securities for federal income tax purposes at June 30, 2000 was $1,019,460.

      At June 30, 1999, the gross unrealized appreciation for all securities totaled $134,100 and the gross unrealized depreciation for all securities totaled $81,423, or a net unrealized appreciation of $52,677. The aggregate cost of securities for federal income tax purposes at June 30, 1999 was $640,542.

(4)   Investment Advisory Agreement

      Carosa, Stanton & DePaolo Asset Management, LLC serves as investment advisor to the Fund pursuant to an investment advisory agreement which was approved by the Fund's board of directors. Carosa, Stanton & DePaolo Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment advisory agreement provides that Carosa, Stanton & DePaolo Asset Management, LLC, subject to the supervision and approval of the Fund's board of directors, is responsible for the day-to-day management of the Series' portfolio which includes selecting the investments and handling its business affairs.

      As compensation for its services to the Fund, the investment advisor receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees will be reduced by any sub-transfer agent fees incurred by the Fund.

      Carosa, Stanton & DePaolo Asset Management, LLC has agreed to forego sufficient investment advisory fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

(5)   Capital Share Transactions

      The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

                                                 Shares           Amount
     Shares Sold 2/1/1997                      11,247.184      $   112,471
     Reinvestment of Distributions 6/30/97         78.803              852
                                             ------------     -------------
     Balance at 7/1/1997                        1,325.987      $   113,323

     Shares sold during 1998                   73,972.543          832,796
     Shares redeemed during 1998              (17,275.449)        (195,301)
     Reinvestment of Distributions 6/30/98        297.096            3,265
                                             ------------     -------------
     Balance at 7/1/98                         68,320.177          754,083
                                             ------------     -------------

     Shares sold during 1999                   33,858.650          363,607
     Shares redeemed during 1999              (21,814.254)        (241,834)
     Reinvestment of Distributions 12/29/98       172.798            1,947
                                             ------------     -------------
     Balance at 7/1/99                         80,537.371          877,803
                                             ------------     -------------

     Shares sold during 2000                   11,736.574          140,586
     Shares redeemed during 2000              ( 4,763.031)        ( 51,456)
     Reinvestment of Distributions 6/28/00      8,561.674           98,887
                                             ------------     -------------
     Balance at 7/1/00                         96,072.588        1,065,820
                                             ------------     -------------

     Shares sold during 2001                   22,285.066          254,526
     Shares redeemed during 2001              ( 3,214.621)        ( 35,922)
                                             ------------     -------------
     Balance at 7/1/01                        115,143.033       $1,284,424
                                             ============     =============


                              UNRESTRICTED SERIES
                   (A SERIES WITHIN BULLFINCH FUND, INC.)
                  FINANCIAL HIGHLIGHTS AND RELATED RATIOS/
                 SUPPLEMENTAL DATA FOR A SHARE OUTSTANDING
          FOR THE YEARS ENDED JUNE 30, 2001, 2000, 1999, AND 1998

                                             2001      2000     1999     1998
                                             ----      ----     ----     ----
NET ASSET VALUE, beginning of period       $ 11.32   $ 11.35  $ 10.99  $ 10.74
                                           -------   -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                     (.03)      .03    (0.01)       -
Net gain on securities both realized
      and unrealized                          1.87      1.07      .40      .30
                                           -------   -------  -------  -------
                                              1.84      1.10      .39      .30
                                           -------   -------  -------  -------
STOCK DIVIDEND                                   -     (1.13)    (.03)    (.05)
                                           -------   -------  -------  -------
NET ASSET VALUE, end of period             $ 13.16   $ 11.32  $ 11.35  $ 10.99
                                           =======   =======  =======  =======

NET ASSETS, end of period              $1,515,723 $1,087,653 $914,048 $750,819
                                       ========== ========== ======== ========

                                           Actual     Actual   Actual   Actual
RATIO OF EXPENSES TO AVERAGE
    NET ASSETS                             2.0%       2.0%     2.0%     2.0%

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                      (0.3%)      0.3%    (0.2%)   (0.2%)
PORTFOLIO TURNOVER RATE                   25.6%      47.3%    40.7%       -

        The accompanying notes are an integral part of these statements.

                           WESTERN NEW YORK SERIES
                   (A Series Within Bullfinch Fund, Inc.)
                          FINANCIAL STATEMENTS AS OF
                                JUNE 30, 2001
                                TOGETHER WITH
                         INDEPENDENT AUDITORS' REPORT

                        BONN, SHORTSLEEVE & GRAY, LLP
                        Certified Public Accountants
                         300 Linden Oaks Office Park
                             Rochester, NY 14625
                                 716-381-9660
                               Fax 716-248-0603

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Bullfinch Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Western New York Series (a series within Bullfinch Fund, Inc.), including the schedule of investments in securities, as of June 30, 2001, and the related statements of operations, changes in net assets and the financial highlights and related ratios/supplemental data for the year ended June 30, 2001. These financial statements and financial highlights and related ratios/supplemental data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements and the financial highlights and related ratios/supplemental data based on our audits. The financial statements of Bullfinch Fund, Inc. as of June 30, 2000 and June 30, 1999 were audited by other auditors whose report dated August 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, the financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of the Western New York Series (a series within Bullfinch Fund, Inc.) as of June 30, 2001, and the results of its operations, the change in its net assets and the financial highlights and related ratios/supplemental data for the year ended June 30,2001, in conformity with generally accepted accounting principles.

BONN, SHORTSLEEVE & GRAY, LLP
Rochester, New York
August 9, 2001

        The accompanying notes are an integral part of these statements.

                            WESTERN NEW YORK SERIES
                   (A SERIES WITHIN BULLFINCH FUND, INC.)
                     STATEMENT OF ASSETS AND LIABILITIES
                              JUNE 30, 2001

ASSETS

Investments in securities, at fair value,
 identified cost $ 280,038                                 $ 290,463

Cash                                                          10,340

Accrued interest and dividends                                   196

Prepaid expenses                                                 571

Organization expenses, net of accumulated
 amortization of $2,655                                          683
                                                          ----------
Total Assets                                               $ 302,253
                                                          ==========
LIABILITIES
Accounts payable                                               3,353
Due to Unrestricted Series                                         9
                                                          ----------
Total Liabilities                                              3,362

NET ASSETS
Net assets (equivalent to $10.12 per share
 based on 29,538.211 shares of stock outstanding)          $ 298,891
                                                          ==========

COMPOSITION OF NET ASSETS
   Shares of common stock                                  $ 286,072

   Accumulated net investment loss                             2,394

   Net unrealized appreciation on investments                 10,425
                                                          ----------

Net assets at June 30, 2001                                $ 298,891
                                                          ==========

        The accompanying notes are an integral part of these statements.



                           WESTERN NEW YORK SERIES
                   (A SERIES WITHIN BULLFINCH FUND, INC.)
                    SCHEDULE OF INVESTMENTS IN SECURITIES
                               JUNE 30, 2001

                                                 Historical
Common Stocks - 100%                    Shares     Cost       Value


Railroads - 8.1%
      Genessee & Wyoming, Inc.          1,200    $ 9,941   $ 23,400

Computer Software - 2.4%
      Network Associates, Inc.            400      9,425      4,980
      Veramark Tech, Inc.               1,500      9,782      2,130
                                                  ------     ------
                                                  19,207      7,110

Aerospace and Defense -  6.7%
     Moog, Inc. (A)                       100      2,930      3,895
     Northrop Grumman Corp.               195      4,945     15,619
                                                  ------     ------
                                                   7,875     19,514

Leisure & Recreational - 6.5%
      Mattel, Inc.                      1,000     14,245     18,920

Electronic Components - 5.9%
      Astronics Corporation               605      5,021      9,214
      Astronics Corp., Class A             60          0        840
      Paxar Corporation                   500      4,192      7,200
                                                  ------     ------
                                                   9,213     17,254

Computer Hardware - 5.1%
      Compaq Computer Corp.               400      8,560      6,196
      Dell Computer Corp.                 350     10,734      9,152
                                                  ------     ------
                                                  19,294     15,348
Steel - 5.1%
      Bethlehem Steel Corporation       2,450      7,213      4,949
      Gibraltar Steel Corporation         500      8,975      9,800
                                                  ------     ------
                                                  16,188     14,749

Retail - Specialty - 5.0%
      Lowes Companies, Inc.               200      8,380     14,510

Telecommunications Services - 4.7%
      AT&T Corporation                    250      8,280      5,500
      Worldcom, Group                     550     12,436      7,810
      Worldcom MCI Group                   22          0        354
                                                  ------     ------
                                                  20,716     13,664
Real Estate and Related - 4.4%
      Sovran Self Storage                 250      6,892      6,843
      Home Properties of New York         200      5,623      6,020
                                                  ------     ------
                                                  12,515     12,863
Broadcasting - 4.2%
      Adelphia Communications Corp        300      9,066     12,300

Computer Hardware - 4.0%
      Performance Technologies, Inc.      800      8,633     12,000

   Utilities - 3.9%
      RGS Energy Group                    300      6,255     11,250

   Tobacco Products - 3.5%
      Phillip Morris, Inc.                200      4,892     10,150

Electrical Equipment - 3.2%
      Corning, Inc.                       500     11,463      8,355
      PSC, Inc.                         1,150     10,547      1,300
                                                  ------     ------
                                                  22,010      9,655

Semiconductors - 3.0%
      Motorola, Inc.                      550     11,544      9,108

Commercial Services - 3.0%
      Paychex, Inc.                       225      4,413      9,000

Computer Distributors - 2.9%
      Ingram Micro, Inc.                  600     10,909      8,694

Food & Beverages - 2.8%
      Constellation Brands, Inc.          200      5,018      8,200

Chemical - 2.5%
      CPAC, Inc.                        1,200      7,236      7,380

Furniture - 2.3%
      Bush Industries, Inc.               500      9,473      6,575

Metal Fabrication and Hardware - 2.1%
      Graham Corp.                        500      3,798      6,125

Environment Services - 2.0%
      Sevenson Environmental Srvs, Inc    440      5,071      5,632

Computer Services - 1.9%
      Computer Task Group, Inc.         1,500     11,576      5,460

Office Equipment - 1.5%
      Xerox Corporation                   450     12,059      4,307

Industrial Services - 1.4%
      American Locker Group, Inc.         400      2,544      4,100

 Industrial Materials - 0.7%
      Servotronics, Inc.                  600      5,624      2,070

Machinery - 0.4%
      Columbus McKinnon Corp.             100      2,344      1,125
                                                  ------     ------
TOTAL COMMON STOCK                              $ 280,038  $ 290,463
                                                  =======    =======

        The accompanying notes are an integral part of these statements.



                          WESTERN NEW YORK SERIES
                 (A SERIES WITHIN BULLFINCH FUND, INC.)
                         STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED JUNE 30, 2001, 2000 AND 1999


                                           2001      2000      1999
                                           ----      ----      ----
INVESTMENT INCOME:
   Dividends                             $ 4,814   $ 4,848   $ 2,904

EXPENSES:
   Management Fees                         3,364     2,980     2,042
   Reimbursement of Management Fees       (2,123)   (5,306)   (5,924)
   Legal and Professional                  1,062     4,000     3,750
   Directors' Fee                            800       600       600
   Amortization                              778       778       776
   Fidelity Bond                             490       490       458
   Taxes                                     150       472       382
   Registration Fees                         369       462       607
   Bank Service Charges                      475       340       767
   Dues and Subscriptions                     31        96        71
                                          ------   -------   -------
                                           5,396     4,912     3,529
                                          ------   -------   -------
Investment Income (loss) - net              (582)      (64)     (625)
                                          ------   -------   -------
REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS:
   Realized gain (loss) from
     securities transactions                (160)     (359)   (2,829)
   Unrealized appreciation (depreciation)
     during the period                    10,535    15,314   (18,496)
                                          ------   -------   --------
   Net gain (loss) on investments         10,375    14,955   (21,325)
                                          ------   -------   --------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $ 9,793   $14,891  $(21,950)
                                          ======    ======   ========


                          WESTERN NEW YORK SERIES
                   (A SERIES WITHIN BULLFINCH FUND, INC.)
                     STATEMENTS OF CHANGES IN NET ASSETS
             FOR THE YEARS ENDED JUNE 30, 2001, 2000, AND 1999

                                           2001      2000      1999
                                           ----      ----      ----
DECREASE IN NET ASSETS FROM OPERATIONS:
   Investment  Income (loss) - net       $ (582)   $  (64)   $ (625)
   Net realized (loss) from
     securities transactions               (160)     (359)   (2,829)
   Net change in unrealized appreciation
      (depreciation) of investments      10,535    15,314   (18,496)
                                         ------    ------    -------
Increase (decrease) in net assets from
operations                                9,793    14,891   (21,950)


CAPITAL SHARE TRANSACTIONS :
 Sales (3,596.766 225.479; and
    11,777.098 shares)                   34,500     2,000   108,178
 Redemptions (0,470.420; and
    2,458.779 shares)                         -    (4,497)  (20,254)
                                         ------    ------    ------
Total capital share transactions         34,500    (2,497)   87,924
                                         ------    ------    ------
Increase in net assets                   44,793    12,394    65,974



NET ASSETS:
   Beginning of period                  254,598   242,204   176,230
                                        -------   -------   -------
   End of period                       $298,891  $254,598  $242,204
                                        =======   =======   =======

        The accompanying notes are an integral part of these statements.

                           WESTERN NEW YORK SERIES
                   (A SERIES WITHIN BULLFINCH FUND, INC.)
                        NOTES TO FINANCIAL STATEMENTS
                                JUNE 30, 2001


(1)   The Organization

      The Western New York Series (the "Series") is a series of the Bullfinch Fund, Inc. (the "Fund") which was organized as a corporation in Maryland on January 29, 1997 as an open-end, non-diversified management investment company under the Investment Company Act of 1940. On September 29, 1997, the Fund sold 10,500 shares of the Series to its initial investor for $105,000.

      The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

(2)   Summary of Significant Accounting Policies

      Cash -

      Cash consists of amounts deposited in money market accounts and is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

      Security Valuation -

      The Series records its investments at fair value.

      Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost which approximates market value.

      Federal Income Taxes -

      For federal income tax purposes, the Series expects to continue to qualify as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gains) to its shareholders and complying with other requirements for regulated investment companies. Therefore, no provision for income taxes is required.

Organization Expenses -

      Organization expenses are being amortized over a 60-month period.

      The Series' initial shareholder has agreed that if any of the initial shares are redeemed during the first 60 months of the Series' operations by any holder thereof, the proceeds of the redemption will be reduced by the pro rata share of the unamortized organization expenses as of the date of the redemption. The pro rata share by which the redemption proceeds shall be reduced shall be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of the redemption.

      Distributions to Shareholders -

      The Series has distributed its net investment income and net realized capital gains to its shareholders on June 30, 1998 in the form of a stock dividend equal to 17.737 shares of stock.

      Other -

      The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      Estimates -

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


(3)   Investments

      For the year ended June 30, 2001, the Series purchased $51,980 of common stock. During the same period, the Series sold $23,513 of common stock.

      For the year ended June 30, 2000, the Series purchased $122,072 of common stock. During the same period, the Series sold $56,388 of common stock.

      For the year ended June 30, 1999, the Series purchased $77,365 of common stock. During the same period, the Series sold $24,463 of common stock.

      At June 30, 2001 for gross unrealized appreciation for all securities totaled $74,731 and the gross unrealized depreciation for all securities totaled $64,306, or a net unrealized depreciation of $10,425. The aggregate cost of securities for federal income tax purposes at June 30, 2001 was $280,038.

      At June 30, 2000, the gross unrealized appreciation for all securities totaled $32,853 and the gross unrealized depreciation for all securities totaled $32,964, or a net unrealized depreciation of $111. The aggregate cost of securities for federal income tax purposes at June 30, 2000 was $251,757.

      At June 30, 1999, the gross unrealized appreciation for all securities totaled $12,525 and the gross unrealized depreciation for all securities totaled $27,950, or a net unrealized depreciation of $15,425. The aggregate cost of securities for federal income tax purposes at June 30, 1999 was $186,431.

(4)   Investment Advisory Agreement

      Carosa, Stanton & DePaolo Asset Management, LLC serves as investment advisor to the Fund pursuant to an investment advisory agreement which was approved by the Fund's board of directors. Carosa, Stanton & DePaolo Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment advisory agreement provides that Carosa, Stanton & DePaolo Asset Management, LLC, subject to the supervision and approval of the Fund's board of directors, is responsible for the day-to-day management of the Fund's portfolio which includes selecting investments and handling its business affairs.

      As compensation for its services to the Fund, the investment advisor receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees will be reduced by any sub-transfer agent fees incurred by the Fund.

      Carosa, Stanton & DePaolo Asset Management, LLC has agreed to forego sufficient investment advisory fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

(5)   Capital Share Transactions

      The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

                                                 Shares             Amount
                                                 ------             ------
     Shares sold during 1998                   16,850.330         $   172,964
     Reinvestment of Distributions 6/30/98         17.737                 185
                                               ----------         -----------
     Balance at 7/1/98                         16,868.067             173,149
                                               ----------         -----------
     Shares sold during 1999                   11,777.098             108,178
     Shares redeemed during 1999               (2,458.779)            (26,750)
                                               ----------         -----------
     Balance at 7/1/99                         26,186.386             254,577
                                               ----------         -----------
     Shares sold during 2000                      225.479               2,000
     Shares redeemed during 2000                 (470.420)            ( 5,005)
                                               ----------         -----------
     Balance at 7/1/00                         25,941.445             251,572
                                               ----------         -----------
     Shares sold during 2001                    3,596.766              34,500
     Shares redeemed during 2000                        -                   -
                                               ----------         -----------
     Balance at 7/1/01                         29,538.211         $   286,072
                                               ==========         ===========


                           WESTERN NEW YORK SERIES
                   (A SERIES WITHIN BULLFINCH FUND, INC.)
                  FINANCIAL HIGHLIGHTS AND RELATED RATIOS/
                  SUPPLEMENTAL DATA FOR A SHARE OUTSTANDING
            FOR THE YEARS ENDED JUNE 30, 2001, 2000 AND 1999 AND FOR THE PERIOD FROM INCEPTION (SEPTEMBER 29, 1997 TO
                                JUNE 30, 1998


                                             2001      2000     1999     1998
                                             ----      ----     ----     ----
NET ASSET VALUE, beginning of period       $ 9.81    $ 9.25   $10.45   $10.00
                                           ------    ------   ------   ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    Net investment income (loss)             0.00         -    (0.05)    0.02

    Net gain (loss) on securities both
      realized and unrealized                0.31      0.56    (1.15)    0.44
                                           ------    ------   ------   ------
                                             0.31      0.56    (1.20)    0.46
                                           ------    ------   ------   ------
STOCK DIVIDEND                                  -         -        -    (0.01)
                                           ------    ------   ------   ------
NET ASSET VALUE, end of period             $10.12    $ 9.81   $ 9.25   $10.45
                                           ======    ======   ======   ======

NET ASSETS, end of period                $298,891  $254,598 $242,204  $176,230
                                          =======   =======  =======   =======

                                           Actual    Actual   Actual    Actual*
RATIO OF EXPENSES TO AVERAGE NET ASSETS     2.0%      2.0%     2.0%      2.0%*

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                          0.0%     (0.0%)   (0.4%)     0.2%*

PORTFOLIO TURNOVER RATE                     8.7%     23.5%    13.9%        -

* The ratios presented were calculated using operating data for the nine-month period from inception (September 29, 1997) to June 30, 1998.


        The accompanying notes are an integral part of these statements.

                        FORM N-1A
                PART C - OTHER INFORMATION


          Contents                                          Page #

Item 23.  Financial Statements & Exhibits                        1

Item 24.  Persons Controlled by or Under Common Control          9

Item 25.  Indemnification                                        9

Item 26.  Business and Other Connections of Investment Adviser   9

Item 27.  Principal Underwriters                                 9

Item 28.  Location of Accounts & Records                         9

Item 29.  Management Services                                    10

Item 30.  Undertakings                                           10

          Signatures                                             11

          Exhibits                                               12

Item 23. Financial Statements and Exhibits
(a) (1) Articles of Incorporation - Articles of Incorporation as filed with the State of Maryland on January 29, 1997 (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on
        June 29, 1998 with Accession Number 0001038199-98-000004).
    (2) Articles of Amendment - none
(b)     By-laws - (incorporated by reference to
        Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on
        June 29, 1998 with Accession Number 0001038199-98-000004).
(c)     Instruments Defining Rights of Security Holders - None
(d)     Investment Advisory Contracts - (incorporated by reference to
        Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on
        June 29, 1998 with Accession Number 0001038199-98-000004).
(e)     Underwriting Contracts - None
(f)     Bonus or Profit Sharing Contracts - None
(g)     Custodian Contracts - (incorporated by reference to
        Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on
        June 29, 1998 with Accession Number 0001038199-98-000004).
(h)     Other Material Contracts - None
(i)     Legal Opinion - (incorporated by reference to
        Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on
        June 29, 1998 with Accession Number 0001038199-98-000004).
(j)     Other Opinions
(k)     Omitted Financial Statements - None
(l)     Initial Capital Agreements - None
(m)     Rule 12b-1 Plan - None

(n)(i)  Financial Data Schedule - Unrestricted Series
        Item Number             Item Description
        6-03-                   Investments - costs                 $1,260,657
        6-04-4                  Investments                         $1,519,002
        6-04-6                  Receivables                         $    1,609
        6-04-8                  Other assets                        $    3,759
        **                      Balancing amt. to total assets
        6-04-9                  Total assets                        $1,524,370
        6-04-                   Accounts payable                    $    8,647
        6-04-13                 Senior L/T debt
        **                      Balancing amt. to tot. liab.
        6-04-14                 Total liabilities                   $    8,647
        6-04-16                 Senior equity securities            $        0
        6-04-16                 Paid-in-capital common              $1,284,424
        6-04-16                 No. of shares - current                115,143
        6-04-16                 No. of shares - prior                   96,073
        6-04-17(a)              Accumulated undistributed net      ($   27,046)
        **                      investment income(current)
        **                      over distribution of net
        **                      investment income                         0.00%
        6-04-17(b)              Accumulated undistributed net       $        0
        **                      realized gains (losses)
        **                      over distribution of net
        **                      realized gains                            0.00%
        6-04-17(c)              Accumulated net unrealized          $  258,345
        **                      appreciation (depreciation)
        6-04-19                 Net assets                          $1,515,723
        6-07-1(a)               Dividend income                     $   21,239
        6-07-1(b)               Interest income                     $        0
        6-07-1(c)               Other income
        6-07-02                 Expenses - net                      $   25,295
        6-07-06                 Net investment income(loss)        ($    4,056)
        6-07-7(a)               Realized gains(losses) on          ($      463)
        **                      investments
        6-07-7(b)               Net increase(decrease) in           $  216,095
        **                      appreciation(depreciation)
        6-07-09                 Net increase(decrease) in           $  211,576
        **                      net assets resulting from
        **                      operations
        6-09-2                  Net equalization charges
        **                      and credits
        6-09-3(a)               Distributions from net              $         0
        **                      investment income
        6-09-3(b)               Distributions from                  $         0
        **                      realized gains
        6-09-3(c)               Distributions from                  $         0
        **                      other sources
        6-09-4(b)               Number of shares sold                   254,526
        6-09-4(b)               Number of shares redeemed                35,922
        6-09-4(b)               Number of shares issued -                     0
        **                      reinvestment
        6-09-5                  Total increase(decrease)                428,070
        6-09-7                  Accumulated undistributed
        **                      net investment income(prior)
        6-09-7(b)               Accumulated undistributed
        **                      net realized gains(prior)
        **                      Overdistribution of net
        **                      investment income(prior)
        **                      Overdistribution of net
        **                      realized gains(prior)
                                Form N-1A
        3(a)                    NAV/share - beginning               $    11.32
        3(a)                    Net investment income/share        (      0.03)
        3(a)                    Net realized & unrealized                 1.87
        **                      gain(loss)/share
        3(a)                    Dividends/share - investment income          0
        3(a)                    Distributions/share - realized gains         0
        3(a)                    Per share returns of capital
        **                      and other distributions
        3(a)                    NAV/share - ending                       13.16
        3(a)                    Ratio of expenses to                       2.0%
        **                      average net assets
        3(b)                    Average debt outstanding                     0
        3(b)                    Average debt outstanding/share               0%
(n)(ii) Financial Data Schedule - Western New York Series
        Item Number             Item Description
        6-03-                   Investments - costs                 $  290,378
        6-04-4                  Investments                         $  300,803
        6-04-6                  Receivables                         $      196
        6-04-8                  Other assets                        $    1,254
        **                      Balancing amt. to total assets
        6-04-9                  Total assets                        $  302,576
        6-04-                   Accounts payable                    $    3,353
        6-04-13                 Senior L/T debt
        **                      Balancing amt. to tot. liab.
        6-04-14                 Total liabilities                   $    3,353
        6-04-16                 Senior equity securities            $        0
        6-04-16                 Paid-in-capital common              $  286,072
        6-04-16                 No. of shares - current                 26,186
        6-04-16                 No. of shares - prior                   29,538
        6-04-17(a)              Accumulated undistributed net       $    2,394
        **                      investment income(current)
        **                      over distribution of net
        **                      investment income                         0.00%
        6-04-17(b)              Accumulated undistributed net       $        0
        **                      realized gains (losses)
        **                      over distribution of net
        **                      realized gains                            0.00%
        6-04-17(c)              Accumulated net unrealized          $   10,425
        **                      appreciation (depreciation)
        6-04-19                 Net assets                          $  298,891
        6-07-1(a)               Dividend income                     $    4,814
        6-07-1(b)               Interest income                     $        0
        6-07-1(c)               Other income
        6-07-02                 Expenses - net                      $    5,396
        6-07-06                 Net investment income(loss)        ($      582)
        6-07-7(a)               Realized gains(losses) on          ($      160)
        **                      investments
        6-07-7(b)               Net increase(decrease) in           $   10,535
        **                      appreciation(depreciation)
        6-07-09                 Net increase(decrease) in           $   10,375
        **                      net assets resulting from
        **                      operations
        6-09-2                  Net equalization charges
        **                      and credits
        6-09-3(a)               Distributions from net              $        0
        **                      investment income
        6-09-3(b)               Distributions from                  $        0
        **                      realized gains
        6-09-3(c)               Distributions from
        **                      other sources
        6-09-4(b)               Number of shares sold                    3,597
        6-09-4(b)               Number of shares redeemed                    0
        6-09-4(b)               Number of shares issued -                    0
        **                      reinvestment
        6-09-5                  Total increase(decrease)
        6-09-7                  Accumulated undistributed
        **                      net investment income(prior)
        6-09-7(b)               Accumulated undistributed
        **                      net realized gains(prior)
        **                      Overdistribution of net
        **                      investment income(prior)
        **                      Overdistribution of net
        **                      realized gains(prior)
                                Form N-1A
        3(a)                    NAV/share - beginning               $     9.81
        3(a)                    Net investment income/share               0.00
        3(a)                    Net realized & unrealized                 0.31
        **                      gain(loss)/share
        3(a)                    Dividends/share - investment income       0.00
        3(a)                    Distributions/share - realized gains      0.00
        3(a)                    Per share returns of capital
        **                      and other distributions
        3(a)                    NAV/share - ending                       10.12
        3(a)                    Ratio of expenses to                      2.0%
        **                      average net assets
        3(b)                    Average debt outstanding                    0
        3(b)                    Average debt outstanding/share              0%
(o)     Rule 18f-3 Plan - None



Item 24. Persons Controlled by or Under Common Control - See Major Shareholders Part B.

Item 25. Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being regist-ered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be gov-erned by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser - the activity of Carosa, Stanton & DePaolo Asset Management, LLC at the present time is performance under the terms of the Investment Management Agreement currently effective between Carosa, Stanton & DePaolo Asset Management, LLC and the BULLFINCH FUND, Inc. Mr. Christopher Carosa, Mr. Gordon R. Stanton, and Mr. Bradford L. McAdam are the sole mem-bers of the Investment Adviser. Mr. Carosa is also Executive Direct-or of CTO Research Associates, a research and consulting firm. Mr. Stanton is also a sales rep with Brown Harris Stevens Residential.

Item 27.  Principal Underwriters - the Fund acts as its own underwriter.

Item 28. Location of Accounts & Records - all Fund records, including all accounts, books and other documents required to be maintained by
          Section 31(a) of the 1940 Act and the Rules promulgated thereunder, are held in corporate headquarters - 2 Lantern Lane, Honeoye Falls, New York 14472. All assets and securities of the Series are in account at Charles Schwab & Co. Inc, The Schwab Building, 101 Montgomery Building, San Francisco, CA 94104.

Item 29.  Management Services - Not applicable

Item 30.  Undertakings - Not applicable

                         BONN, SHORTSLEEVE & GRAY, LLP
                          Certified Public Accountants
                          300 Linden Oaks Office Park
                             Rochester, NY 14625
                                  716-381-9660
                                Fax 716-248-0603

                        CONSENT OF INDEPENDENT AUDITOR

We consent to the use of our reports, dated August 9, 2001, on the annual financial statements of the Unrestricted Series (a series within Bullfinch Fund, Inc.),and the Western New York Series (a series within Bullfinch Fund, Inc.), which are included in the Registration Statement under the Securities Act of 1933. We also consent to the reference to our firm in such Registration Statement.

BONN, SHORTSLEEVE & GRAY, LLP
Rochester, New York
August 9, 2001


     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the BULLFINCH FUND, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Mendon and State of New York, on the 28th day of August 2001.


                                                  BULLFINCH FUND, INC.

                                                  /s/
                                                  Christopher Carosa,
                                                  President



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following person in the capacities and on the date indicated.


/s/
Christopher Carosa         President, Treasurer and Director        08-28-01

/s/
Gordon R. Stanton          Vice President and Director              08-28-01

/s/
William E. J. Martin       Director                                 08-28-01

/s/
Thomas Midney              Director                                 08-28-01

/s/
Michael J. Morris          Director                                 08-28-01

/s/
Michael W. Reynolds        Director                                 08-28-01

/s/
Betsy K. Carosa            Secretary                                08-28-01











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